STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (which, together with the Schedules and Exhibits attached hereto, is collectively referred to as the or this "Agreement") dated October 17, 1997, by and among MAXXAM INC., a Delaware corporation ("MAXXAM"), THE COMBINED MASTER RETIREMENT TRUST, a trust organized under the laws of Texas (the "CMRT"), and NL INDUSTRIES, INC., a New Jersey corporation ("NL").

                                    RECITALS

          WHEREAS, the CMRT and NL are holders of certain shares of common stock of MAXXAM with a par value of $.50 per share (the "MAXXAM Shares"); and

          WHEREAS, the CMRT and NL wish to sell, and MAXXAM wishes to purchase, all of the MAXXAM Shares held by each of the CMRT and NL on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements set forth herein, the parties hereto agree as follows:

                            ARTICLE 1

              PURCHASE AND SALE OF THE MAXXAM SHARES

          1.1 On the terms and subject to the conditions of this Agreement and the Escrow Agreement among MAXXAM, the CMRT, NL and First Trust National Association, as escrow agent (the "Escrow Agent"), of even date herewith (the form of which is attached as Exhibit A, the "Escrow Agreement"), the CMRT hereby sells and MAXXAM hereby purchases from the CMRT the MAXXAM Shares listed opposite the CMRT's name on Schedule A to this Agreement. On the terms and subject to the conditions of this Agreement and the Escrow Agreement, NL hereby sells and MAXXAM hereby purchases the MAXXAM Shares listed opposite NL's name on Schedule A to this Agreement. The purchase price for such MAXXAM Shares is $55 per MAXXAM Share or an aggregate amount of $56,498,750 payable to CMRT and an aggregate amount of $13,750,000 payable to NL, in cash and notes of MAXXAM in the amounts listed opposite CMRT's and NL's name, respectively, on Schedule A to this Agreement.

1.2 Closing of the purchase and sale of the MAXXAM Shares shall take place through escrow on the terms and subject to the conditions specified in the Escrow Agreement. The CMRT and NL have delivered and surrendered to the Escrow Agent for the benefit of MAXXAM, one or more certificates evidencing the MAXXAM Shares set forth opposite the respective names of CMRT and NL on Schedule A, with the MAXXAM Shares accompanied by appropriate instruments of transfer duly endorsed by CMRT and NL, as the case may be, transferring such MAXXAM Shares to MAXXAM. MAXXAM has delivered to the Escrow Agent, for the benefit of the CMRT and NL, as the case may be, (a) cash by means of wire transfer in amounts equal to those set forth opposite the respective names of CMRT and NL on Schedule A,
(b) promissory notes in the form of Exhibit B ("Notes") in the amounts equal to the "Principal Amount of Notes" set forth opposite the respective names of the CMRT and NL on Schedule A, and (c) the Pledge and Custody Agreements in the form attached as Exhibit C, for the benefit of the CMRT (the "CMRT Pledge and Custody Agreement") and NL (the "NL Pledge and Custody Agreement"), pledging the MAXXAM Shares purchased from CMRT and NL as security for the obligations under the respective Notes (and accompanied by appropriate instruments of transfer duly endorsed by MAXXAM sufficient to transfer such MAXXAM Shares to the CMRT or NL, as the case may be, in the form attached as Exhibit D).

                            ARTICLE 2

             REPRESENTATIONS AND WARRANTIES OF MAXXAM

          MAXXAM represents and warrants to the CMRT and NL as follows:

          2.1 Authority. MAXXAM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. MAXXAM has full corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. All corporate action required to be taken by or on behalf of MAXXAM to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

          2.2 Validity. This Agreement is duly executed and delivered and constitutes a lawful, valid and binding obligation of MAXXAM, enforceable against MAXXAM in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by MAXXAM is not prohibited by, does not violate, conflict with, or require consent under any provision of, and does not result in a default under
(a) the charter or bylaws of MAXXAM; (b) any material contract, agreement or other instrument to which MAXXAM is a party or by which MAXXAM is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to MAXXAM; or (d) any law, rule or regulation applicable to MAXXAM.

                            ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF THE CMRT

          The CMRT represents and warrants to MAXXAM:

          3.1 Authority. The CMRT is a trust duly organized, validly existing and in good standing under the laws of the State of Texas. The CMRT has full power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. All action required to be taken by or on behalf of the CMRT to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

          3.2 Validity. This Agreement is duly executed and delivered and constitutes a lawful, valid and binding obligation of the CMRT, enforceable against the CMRT in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the CMRT is not prohibited by, does not violate, conflict with, or require consent under any provision of, and does not result in a default under
(a) the documents under which the CMRT was formed or the organizational documents which govern the CMRT; (b) any material contract, agreement or other instrument to which the CMRT is a party or by which the CMRT is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to the CMRT; or (d) any law, rule or regulation applicable to the CMRT.

          3.3 Ownership. The CMRT is the sole record and beneficial owner of the MAXXAM Shares that are being transferred to MAXXAM by the CMRT pursuant to
Article I. The MAXXAM Shares being transferred to MAXXAM by the CMRT constitute all of such shares held, directly or indirectly, by the CMRT. The CMRT has good and marketable title to the MAXXAM Shares being transferred to MAXXAM by the CMRT, free and clear of any lien, security interest, encumbrance or claim of any kind or nature whatsoever. MAXXAM is obtaining good and indefeasible title to the MAXXAM Shares, free and clear as aforesaid, subject only to the provisions of the Escrow Agreement and the security interest of the CMRT pursuant to the CMRT Pledge and Custody Agreement.

          3.4 Status of CMRT. The CMRT and its trustees or other persons responsible for managing and conducting its affairs have such knowledge and experience in financial and business matters as to enable them to evaluate the merits and risks of the transactions contemplated by this Agreement.

          3.5 Restrictive Legend. The Note issued to the CMRT has not been registered under the Securities Act of 1933, as amended (the "Act"), and is being acquired by the CMRT for its own account. The CMRT will not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Note, or any interest therein, without the express written consent of MAXXAM. The CMRT understands that the instrument representing the Note bears the following legend:

           "The security represented by this instrument has not been registered under the Securities Act of 1933, as amended. Neither this instrument nor any interest therein may be offered, sold, transferred, encumbered or otherwise disposed of, without the express written consent of MAXXAM Inc."

                                   ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF NL

          NL represents and warrants to MAXXAM:

          4.1 Authority. NL is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. NL has full corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. All action required to be taken by or on behalf of NL to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

          4.2 Validity. This Agreement is duly executed and delivered and constitutes a lawful, valid and binding obligation of NL, enforceable against NL in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by NL is not prohibited by, does not violate, conflict with, or require consent under any provision of, and does not result in a default under (a) the charter or bylaws of NL; (b) any material contract, agreement or other instrument to which NL is a party or by which NL is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to NL; or (d) any law, rule or regulation applicable to NL.

          4.3 Ownership. NL is the sole record and beneficial owner of the MAXXAM Shares that are being transferred to MAXXAM by NL pursuant to Article I. The MAXXAM Shares being transferred to MAXXAM by NL constitute all of such shares held, directly or indirectly, by NL. NL has good and marketable title to the MAXXAM Shares being transferred to MAXXAM by NL, free and clear of any lien, security interest, encumbrance or claim of any kind or nature whatsoever.
MAXXAM is obtaining good and indefeasible title to the MAXXAM Shares, free and clear as aforesaid, subject only to the provisions of the Escrow Agreement and the security interest of NL pursuant to the NL Pledge and Custody Agreement.

          4.4 Status of NL. NL and its officers or other persons responsible for managing and conducting its affairs have such knowledge and experience in financial and business matters as to enable them to evaluate the merits and risks of the transactions contemplated by this Agreement.

          4.5 Restrictive Legend. The Note issued to NL has not been registered under the Act, and is being acquired by NL for its own account. NL will not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Note, or any interest therein, without the express written consent of MAXXAM. NL understands that the instrument representing the Note bears the following legend:

           "The security represented by this instrument has not been registered under the Securities Act of 1933, as amended. Neither this instrument nor any interest therein may be offered, sold, transferred, encumbered or otherwise disposed of, without the express written consent of MAXXAM Inc."

                                   ARTICLE 5

     STANDSTILL AGREEMENT

          5.1  Applicability of Article 5.  Except as otherwise provided in
Section 5.1, this Article 5 shall become binding on the CMRT and NL and their respective affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (the "NL parties") on the occurrence of the Escrow Release Date (as defined in the Escrow Agreement).

          (i) Between the date of this Agreement and the Escrow Release Date, all provisions of this Article 5 shall be binding on the NL parties; provided, however, that (x) the CMRT and NL shall be entitled to vote their MAXXAM Shares as each may see fit with respect to any matter brought to a vote of security holders; and (y) if the Release Deadline Date or the Declination Date (as each are defined in the Escrow Agreement) occurs and MAXXAM, NL and the CRMT have not agreed to amend the Escrow Agreement, no part of this Article 5 shall be binding on the NL parties from and after such date.

          (ii) On the occurrence of the Escrow Release Date (if it occurs), all provisions of this Article 5 shall be binding on the NL parties from and after such date. If following the Escrow Release Date, however, an Event of Default (as defined in either or both of the Notes) shall have occurred and be continuing, then no part of this Article 5 shall be binding on the NL parties from and after such date or until such date that such Event of Default shall no longer be continuing and the Obligations (as defined in either or both of the Pledge and Custody Agreements) are satisfied in full.

          (iii) For purposes of this Article 5 and without prejudice to the determination as to whether any person or entity constitutes an NL party:
     (w) Harold C. Simmons shall be deemed an "affiliate" of NL; (x) no person serving as an officer or director of any of the NL parties (other than Mr. Simmons) shall be deemed to be an affiliate of any of the NL parties solely by reason of his or her status as such unless such person is directly or indirectly acting in concert with, on behalf of, or at the request of, one or more of the NL parties with respect to any securities of the issuers identified on Schedule B (the "MAXXAM Entities"); provided, however, that during the period of five years from the date of this Agreement such persons as a group may not acquire and hold ownership (as defined in Section 5.2(i)) of more than 2% of any class of the outstanding securities of any MAXXAM Entity; (y) except as provided in the following clause (z), no employee benefit plan maintained by one or more of the NL parties shall be deemed an affiliate of the NL parties, provided that the investment decisions made on behalf of such benefit plans are made solely by persons independent of each and all of the NL parties; and (z) investment managers who Mr. Simmons individually has the power to appoint or terminate the engagement of shall be deemed NL parties, and any such investment manager shall be instructed by Mr. Simmons not to purchase any securities of any MAXXAM Entity.

          5.2 Standstill. Except as provided in Section 5.1, for a period of five years from the date of this Agreement (the "Standstill Period"), each of the NL parties, will not, directly or indirectly, acting alone or in concert with others, undertake any of the following actions unless expressly requested in writing in advance by the Board of Directors of MAXXAM to so act:

               (i) acquire, or offer, propose or agree to acquire, or otherwise possess, ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Exchange Act), or assist, advise, recommend or encourage in any way any other person (including, but not limited to, any person making investment decisions on behalf of any employee benefit plan maintained by any NL party) to acquire ownership, directly or indirectly, by purchase or otherwise, of any securities issued by any MAXXAM Entity (other than rights, options or warrants distributed on a pro rata basis to all shareholders of MAXXAM equally), including any rights, options or warrants to acquire any securities of any MAXXAM Entity;

               (ii) acquire ownership, or assist, advise or encourage in any way any other person to acquire ownership, directly or indirectly, of any of the businesses or assets, or leases, mortgages or any other form of outstanding obligations, of any MAXXAM Entity;

               (iii) make, or in any way "participate" in, directly or indirectly, any "solicitation" of "proxies" or consents to vote, become a "participant" in any "election contest" (as such terms are defined or used in the proxy rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of, any securities of any MAXXAM Entity;

               (iv) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any securities of any MAXXAM Entity or any securities carrying the right or option to acquire such securities;

               (v) otherwise act, directly or indirectly, alone or in concert with others, to seek to control or influence in any manner, the management, board of directors, policies or affairs of any MAXXAM Entity or propose to seek to effectuate any form of business combination or merger with any MAXXAM Entity or any affiliate thereof or any restructuring, recapitalization or similar transactions with respect to any MAXXAM Entity;

          (vi) have any securities of any MAXXAM Entity on deposit in a voting trust or subject any securities of any MAXXAM Entity to any arrangements with respect to the voting of such securities or other agreement having similar effect;

               (vii) initiate or propose, or induce or attempt to induce, advise, assist or otherwise encourage any other person or entity to initiate or propose, (a) any tender offer for any securities of any MAXXAM Entity, (b) any shareholder proposal with respect to any MAXXAM Entity, or (c) any other action described in this Article 5; or

          (viii) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing.

          5.3 No Waivers. None of the NL parties will take any action of any form in any court, or before any governmental or administrative tribunal or agency, or otherwise, seeking a waiver of any of the prohibitions contained in this Article 5.

     ARTICLE 6

                          MISCELLANEOUS

          6.1 Costs, Expenses and Taxes. Except as provided below and as set forth in Sections 3(f), (g), (h) and (i) of the Escrow Agreement, each party shall pay all of its own costs and expenses, including its legal fees, in connection with the performance of and compliance with this Agreement by such party, and all transfer, documentary and similar taxes in connection with the delivery of the MAXXAM Shares to be made hereunder. If an action or proceeding is commenced by a party to enforce or interpret any provisions of this Agreement, the non-prevailing party or parties shall promptly reimburse the prevailing party or parties for the prevailing party's or parties' reasonable costs and expenses of such action or proceeding, including reasonable attorneys fees.

          6.2 Nature and Survival of Representations. The representations, warranties, covenants and agreements of the parties contained in this Agreement or any schedule or any exhibit hereto shall be deemed incorporated in this Agreement and shall constitute representations, warranties, covenants and agreements of the respective party delivering the same. All such representations, warranties, covenants and agreements shall survive the consummation of the transactions contemplated by this Agreement.

          6.3 Specific Performance. The parties acknowledge that it would be impossible to fix the amount of money damages caused by a breach of this Agreement by any other party, and, therefore, this Agreement may be enforced by specific performance and/or injunctive relief. The parties hereby waive any defense that an action to enforce this Agreement by specific performance and/or injunctive relief is inappropriate because of an adequate remedy at law, provided, however, that nothing in this Section 6.3 is intended to prohibit any party from bringing an action for money damages for breach of this Agreement (either in lieu of or in addition to an action for specific performance and/or injunctive relief).

          6.4 Successors and Assigns. None of MAXXAM, the CMRT or NL shall (or shall agree to) assign, pledge, convey, hypothecate, grant a security interest in, or grant to any other party any rights under this Agreement, without the prior written consent of each other party to this Agreement, and this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          6.6 Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.
          6.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

          6.8 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          6.9 Amendment and Waiver. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, (b) waive any inaccuracies in representations by any other party, (c) waive compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (d) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing, must refer to this Agreement, and be signed by the party against whom enforcement of the same is sought. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or any other right.

          6.10 Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

          6.11 Jurisdiction and Venue. The parties to this Agreement agree that any and all actions arising under or in respect of this Agreement shall be litigated exclusively in any federal or state court of competent jurisdiction located in the State of Delaware. By execution and delivery of this Agreement, each party to this Agreement irrevocably submits to the personal and exclusive jurisdiction of such courts for itself and in respect of its property which is the subject of this Agreement with respect to such action. Each party to this Agreement agrees that venue would be proper in any such action. Each party to this Agreement agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action.

          6.12 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered (including by Federal Express or other reputable courier service) or sent by facsimile transmission (with a confirming copy to be sent by next day delivery by Federal Express or other reputable, regularly operating courier service). Notices, demands and communications to MAXXAM, the CMRT, or NL will, unless another address is specified in writing, be sent to the respective address indicated on the signature page to this Agreement.

          6.13 Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year set forth opposite their respective signatures.

"MAXXAM"                                MAXXAM Inc.


                         By:  /s/ Paul N. Schwartz
                              -----------------------------------
                         Its: Executive Vice President
                              -----------------------------------

                         Address:  5847 SAN FELIPE, SUITE 2600 HOUSTON, TEXAS
                         77057

                         Attention: Treasury Department
                         Facsimile No.: (713) 267-3704

                         with a copy to:
                         Attention: Corporate Secretary
                         Facsimile No.: (713) 267-3702

"THE CMRT"               The Combined Master Retirement Trust

                         By:  /s/ Harold C. Simmons
                              -----------------------------------
                         Its: Trustee
                              -----------------------------------

                         Address:  THREE LINCOLN CENTRE,
                         SUITE 1700, 5430 LBJ FREEWAY
                         DALLAS, TEXAS  75240-2697
                         Facsimile No.: (972) 450-4278

                         with a copy to:
                         Consulting Fiduciaries, Inc.
                         2745 Riverwoods Road
                         Riverwoods, IL   60015
                         Attention:  David Heald
                         Facsimile No.:  847-945-5611

"NL"                     NL Industries, Inc.


                         By:  /s/ David B. Garten
                              -----------------------------------
                         Its: Vice President, Secretary and General Counsel
                              -----------------------------------

                         Address: 16825 NORTHCHASE DRIVE,
                         SUITE 1200, PO BOX 4272
                         HOUSTON, TEXAS 77210-4272
                         Facsimile No.: (281) 423-3333

                         with a copy to:
                         Corporate Treasurer:
                         Facsimile No.: (212) 421-7209

                                   SCHEDULE A

              NUMBER OF
                MAXXAM           CASH       PRINCIPAL AMOUNT OF
           SHARES DEPOSITED    DEPOSITED      NOTES DEPOSITED
           ----------------  -------------  -------------------

NL           250,000 shares    $6,875,000         $6,875,000

THE CMRT   1,027,250 shares   $28,249,375        $28,249,375


                                   SCHEDULE B

     For so long as each is an affiliate of MAXXAM, the following shall be MAXXAM Entities for purposes of the Agreement:

MAXXAM Inc.
Kaiser Aluminum Corporation
Kaiser Aluminum & Chemical Corporation
MAXXAM Group Holdings, Inc.
MAXXAM Group, Inc.
The Pacific Lumber Company
Scotia Pacific Holding Company
Sam Houston Race Park, Ltd.
SHRP Equity, Inc.

Any other direct or indirect subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission or similar successor regulation) of MAXXAM Inc. which shall issue securities during the Standstill Period; provided, however, that (a) the standstill provisions of
Section 5.2 shall not be effective until such time as MAXXAM advises NL and the CMRT in writing of any such issuance and (b) no such notification shall require the divestment of any securities theretofore acquired.


                                   EXHIBIT A

                         ESCROW AGREEMENT

          This Escrow Agreement ("Agreement") is made as of October ___, 1997 by and among MAXXAM INC., a Delaware corporation ("MAXXAM"), THE COMBINED MASTER RETIREMENT TRUST, a trust organized under the laws of Texas (the "CMRT"), NL INDUSTRIES, INC., a New Jersey corporation ("NL"), and FIRST TRUST NATIONAL ASSOCIATION, as escrow agent (the "Escrow Agent").

                             Recital

          MAXXAM, the CMRT, and NL are parties to a Stock Purchase Agreement, dated October __, 1997 (the "Stock Purchase Agreement"), pursuant to which the CMRT and NL severally have sold to MAXXAM, and MAXXAM has purchased, the MAXXAM Shares held severally by the CMRT and NL, on the terms and subject to the conditions set forth in the Stock Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings given such terms in the Stock Purchase Agreement.

                            Agreement

          In consideration of the premises and the respective mutual agreements, covenants, representations and warranties herein contained, the parties hereto agree as follows:

     1. Appointment of Escrow Agent. MAXXAM, the CMRT, and NL hereby designate and appoint the Escrow Agent to serve in accordance with the terms and conditions of this Agreement, and the Escrow Agent hereby agrees to act as such, upon the terms and conditions provided in this Agreement.

     2.   Escrow.

          a. Escrow Deposit by the CMRT. Concurrently with the execution and delivery of this Agreement, the CMRT hereby delivers or causes to be delivered to the Escrow Agent for the benefit of MAXXAM in accordance with the terms of the Stock Purchase Agreement one or more certificates evidencing the MAXXAM Shares held by the CMRT accompanied by appropriate instruments of transfer duly endorsed transferring such MAXXAM Shares to MAXXAM (the "CMRT Escrow Deposit", which term shall include adjustments for stock splits, stock dividends, and similar events), and a Pledge and Custody Agreement in the form annexed as Exhibit C to the Stock Purchase Agreement executed by the CMRT and certain other parties (the "CMRT Pledge and Custody Agreement").

          b. Escrow Deposit by NL. Concurrently with the execution and delivery of this Agreement, NL hereby delivers or causes to be delivered to the Escrow Agent for the benefit of MAXXAM in accordance with the terms of the Stock Purchase Agreement one or more certificates evidencing the MAXXAM Shares held by NL accompanied by appropriate instruments of transfer duly endorsed transferring such MAXXAM Shares to MAXXAM (the "NL Escrow Deposit", which term shall include adjustments for stock splits, stock dividends, and similar events), and a Pledge and Custody Agreement in the form annexed as Exhibit C to the Stock Purchase Agreement executed by NL and certain other parties (the "NL Pledge and Custody Agreement").

          c. Escrow Deposits by MAXXAM. Concurrently with the execution and delivery of this Agreement, MAXXAM hereby delivers to the Escrow Agent (1) for the benefit of the CMRT in accordance with the terms of the Stock Purchase Agreement cash by way of wire transfer in the amount of $28,249,375 (the "CMRT Cash Deposit"), a promissory note payable to the order of the CMRT in the original principal amount of $28,249,375 (the "CMRT Promissory Note"), the CMRT Pledge and Custody Agreement executed by MAXXAM and an appropriate instrument of transfer duly endorsed by MAXXAM sufficient to transfer such MAXXAM Shares to the CMRT (collectively, the "MAXXAM/CMRT Escrow Deposit"), and (2) for the benefit of NL in accordance with the terms of the Stock Purchase Agreement cash by way of wire transfer in the amount of $6,875,000 (the "NL Cash Deposit"), a promissory note payable to the order of NL in the original principal amount of $6,875,000 (the "NL Promissory Note"), the NL Pledge and Custody Agreement executed by MAXXAM and an appropriate instrument of transfer duly endorsed by MAXXAM sufficient to transfer such MAXXAM Shares to NL (collectively, the "MAXXAM/NL Escrow Deposit" and, together with the MAXXAM/CMRT Escrow Deposit, the "MAXXAM Deposit"). The promissory notes referred to in clauses (1) and (2) of this Section 2(c) (the "Notes") and the Pledge and Custody Agreements delivered to the Escrow Agent pursuant to the foregoing sentence have been executed by the applicable parties and dated as of the date of this Agreement.

          d. Investment of Cash by Escrow Agent. The Escrow Agent shall invest and reinvest the cash referred to in Sections 2(c)(1) and 2(c)(2), together with any interest on the Notes received by the Escrow Agent pursuant to the terms of such Notes, in each case as MAXXAM directs from time to time by written notice to the Escrow Agent; provided, however, that such investments and reinvestments shall be limited to:

               (i) time deposits, certificates of deposit and acceptances, not to exceed $5 million with any one institution, maturing within ninety (90) days from the date of acquisition thereof, issued by banks or non-bank brokerage firms located in the United States of America, including the Escrow Agent or any of its affiliates, and having capital, surplus and undivided profits of at least five hundred million dollars ($500,000,000);

               (ii) short term obligations of, or guaranteed by, the United States of America or any state or agency thereof;

               (iii) commercial paper rated A-1 by Standard & Poors or P-1 by Moody's Investors Service;

               (iv) repurchase agreements fully collateralized by obligations described in clauses (d)(i), (d)(ii) or (d)(iii) hereof; or

               (v) shares of investment companies (such as money market funds) registered under the Investment Company Act of 1940 which invest primarily in any obligations described under (d)(i), (ii) or (iii) above, including those for which the Escrow Agent or any of its affiliates provide services for a fee, whether as an investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise.

          In the absence of any directions from MAXXAM, the Escrow Agent shall invest and reinvest such cash in First American Fund - Government Obligations.

          e. Net Earnings. All earnings or other income received from the investments and reinvestments provided in Section 2(d), less losses and commissions, if any, incurred on or in making such investments and reinvestments (such net amount being herein referred to as "Net Earnings"), shall become part of the MAXXAM/CMRT Escrow Deposit or the MAXXAM/NL Escrow Deposit, as the case may be, and shall be disbursed as part of the MAXXAM/CMRT Escrow Deposit and the MAXXAM/NL Escrow Deposit in accordance with Section 2(i) hereof. Without limiting the foregoing, the Escrow Agent will not make any payment or distribution of the Net Earnings or the Escrow Deposits referred to in Section 2(a), Section 2(b) and Section 2(c), above, (collectively referred to as the "Escrow Deposits"), except as and in the manner expressly provided by this Agreement. Each party to this Agreement other than the Escrow Agent has provided a taxpayer identification number to the Escrow Agent on the signature page to this Agreement.

          f. Right to Escrow Deposits. Until the Escrow Deposits are released from the escrow provided herein, the Escrow Agent shall be in sole possession of the Escrow Deposits and will not act or be deemed to act as custodian for any party for purposes of perfecting a security interest therein.

          g. Cash Payments from Escrow. Any distribution of cash to be made by the Escrow Agent pursuant to this Agreement shall be made by wire transfer (upon receipt of written wire transfer instructions of the recipient).
          h. Status of the Escrow Deposits. It is the intent of MAXXAM, the CMRT, and NL that each of their respective interests in the Escrow Deposits is merely a contingent right to receipt of the Escrow Deposits, and that neither a voluntary or involuntary case under any applicable bankruptcy, insolvency or similar law nor the appointment of a receiver, trustee, custodian or similar official in respect of MAXXAM, the CMRT or NL (any of which is referred to herein as a "Bankruptcy Event") shall increase its respective interest in the Escrow Deposits or affect, modify, convert or otherwise change the contingent nature of its respective right to receipt of the Escrow Deposits in accordance with the terms of this Agreement.

          i. Procedures for Release of Escrow Deposits. The Escrow Deposits shall be held and disposed of only as follows:

               A. Subject to Section 2(i)(B), the Escrow Agent, upon written notice by MAXXAM, the CMRT and NL shall (i) release to MAXXAM the CMRT Escrow Deposit and the NL Escrow Deposit from the escrow provided for pursuant to this Agreement and retain the CMRT Escrow Deposit and the NL Escrow Deposit, as custodian, pursuant to the terms of the CMRT Pledge and Custody Agreement and the NL Pledge and Custody Agreement, as the case may be, (ii) release from the escrow provided for pursuant to this Agreement and deliver to the CMRT the CMRT Cash Deposit and any payments of interest which have been delivered to the Escrow Agent in respect of the CMRT Promissory Note (together with all Net Earnings on such deposits and payments), (iii) release from the escrow provided for pursuant to this Agreement and deliver to NL the NL Cash Deposit and any payments of interest which have been delivered to the Escrow Agent in respect of the NL Promissory Note (together with all Net Earnings on such deposits and payments), (iv) release to the CMRT from the escrow provided for pursuant to this Agreement and retain, as custodian, the CMRT Promissory Note, the CMRT Pledge and Custody Agreement and an appropriate instrument of transfer duly endorsed by MAXXAM sufficient to transfer such MAXXAM Shares to the CMRT, pursuant to the terms of the CMRT Pledge and Custody Agreement, (v) release to NL from the escrow provided for pursuant to this Agreement and retain, as custodian, the NL Promissory Note, the NL Pledge and Custody Agreement and an appropriate instrument of transfer duly endorsed by MAXXAM sufficient to transfer such MAXXAM Shares to NL, pursuant to the terms of the NL Pledge and Custody Agreement, and (vi) promptly cause the transfer agent for the MAXXAM Shares to issue certificates evidencing MAXXAM's ownership of the MAXXAM Shares and to record in the transfer agent's customary fashion on the certificates and/or in the stockholders' list or similar share registry for the Common Stock of MAXXAM the interest of NL under the NL Pledge and Custody Agreement and the interest of the CMRT under the CMRT Pledge and Custody Agreement, and upon such issuance to hold such certificates, respectively, for the benefit of NL as secured party under the NL Pledge and Custody Agreement and the for the benefit of the CMRT as secured party under the CMRT Pledge and Custody Agreement.

     MAXXAM, the CMRT and NL shall be obligated to give such written notice as provided in this Section 2(i)(A) (the "Escrow Release Notice") within three business days after the occurrence of both of the following events: (A) the conclusion of a hearing, following notice to the stockholders of MAXXAM (the "Hearing"), on the defendants' motion to dismiss NL and CMRT from Consolidated Civil Action Nos. 12111 and 12353 ("the Consolidated Action") pending in the Court of Chancery, in and for New Castle County, Delaware (the "Court"), and (B) the entry by the Court of an order (the "Order"), in response to a motion to dismiss the CMRT and NL from the Consolidated Action determining (the "Determination") that no part of the consideration for the sale of the MAXXAM Shares contemplated by the Stock Purchase Agreement constitutes consideration for settlement of the claims (the "Claims") that are the subject of the Consolidated Action. The parties (other than the Escrow Agent) agree to recommend to the Court the entry of the Order and the making of the Determination. The parties (other than the Escrow Agent) acknowledge that an agreement in principle to settle the Claims has been reached; however, release of the Escrow Deposits shall not be subject to approval of any such settlement as may be presented to the Court. Upon the release of the CMRT Escrow Deposit, the NL Escrow Deposit, the MAXXAM/CMRT Escrow Deposit and the MAXXAM/NL Escrow Deposit as provided in this Section 2(i)(A) (the "Escrow Release Date"), the closing of the purchase and the sale of the MAXXAM Shares shall be deemed to have occurred as contemplated by Section 1.2 of the Stock Purchase Agreement.

               B. If the Court (i) has not signed the Order within 150 days after the date of the Stock Purchase Agreement or such later date as the parties may mutually agree ("Release Deadline Date"), or (ii) has made a ruling rejecting the Determination or has declined to make the Determination, and such decision is final and not subject to further consideration by the Court (the "Declination Date"), then the Escrow Agent shall, upon written notice from MAXXAM, the CMRT and NL, (a) release from the escrow provided for pursuant to this Agreement and deliver to MAXXAM the MAXXAM Deposit and any payments of interest which have been delivered to the Escrow Agent in respect of the CMRT Promissory Note and/or the NL Promissory Note (along with all Net Earnings on such deposits and payments), (b) release from the escrow provided for pursuant to this Agreement and deliver to the CMRT the CMRT Escrow Deposit and the CMRT Pledge and Custody Agreement, and (c) release from the escrow provided for pursuant to this Agreement and deliver to NL the NL Escrow Deposit and the NL Pledge and Custody Agreement. MAXXAM, the CMRT and NL shall be obligated to give such notice within three business days after the occurrence of the Release Deadline Date or the Declination Date, as the case may be, whichever occurs earlier.

               C. If at any time (a) MAXXAM and the CMRT shall instruct the Escrow Agent to release the MAXXAM/CMRT Escrow Deposit and the CMRT Escrow Deposit, or any portion of any of such Escrow Deposits, or (b) MAXXAM and NL shall instruct the Escrow Agent to release the MAXXAM/NL Escrow Deposit and the NL Escrow Deposit, or any portion of any of such Escrow Deposits, then the Escrow Agent shall promptly release such Escrow Deposits (or any portion thereof) in accordance with such instructions.

     3.   Protection of Escrow Agent. The parties agree that:

          a. Escrow Agent's duties and responsibilities as escrow agent in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Escrow Deposits, other than to receive, hold, invest, reinvest and deliver the Escrow Deposits as herein provided. Without limiting the generality of the forgoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to or liability for its failure to provide investment recommendations or investment advice to any of the other parties to this Agreement. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to paragraph d. hereinbelow, its own willful misconduct or gross negligence (it being understood that gross negligence shall include loss (other than investment loss) by Escrow Agent of all or any part of the items escrowed pursuant to this Agreement or failure to follow any investment or other instructions of any of the other parties hereto provided herein). It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder;

          b. the Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any document or instrument held by or delivered to it;

          c. the Escrow Agent shall not be called upon to advise any party as to taking or refraining from taking any action with respect to any property deposited hereunder;

          d. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting upon, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and reasonably believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Escrow Deposits pursuant to this Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder (except those arising from its own willful misconduct or gross negligence) and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any other party to this Agreement; (c) any delay, error, omission or default of any mail, courier, telegraph, cable and wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the (i) sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part hereof , (ii) transaction or transactions requiring or underlying the execution of this Agreement or the form or execution hereof or (iii) identity or authority of any person executing this Agreement or any part hereof, or depositing the Escrow Deposits;

          e. if the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to any property held by it in escrow pursuant to this Agreement which, in the opinion of the Escrow Agent, are in conflict with any of the provisions of this Agreement or any instructions received from any other of the undersigned, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise by the parties pursuant to an amendment or waiver to this Agreement in accordance with Section 4(g) below, or by order of a court of competent jurisdiction specified in Section 4(c) below;

          f. should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Escrow Deposits, or should a substitute escrow agent fail to be designated as provided in paragraph g., or if Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right, but not the obligation, to institute a petition for interpleader in any court of competent jurisdiction specified in Section 4(c) below to determine the rights of the parties hereto. Should a petition for interpleader be instituted, or should the Escrow Agent be threatened with, or become involved in, litigation or binding arbitration in connection with this Agreement or the Escrow Deposits, then the other parties agree, jointly and severally, to reimburse the Escrow Agent for its reasonable attorney's fees and any and all other reasonable out of pocket expenses, losses, costs and damages incurred by the Escrow Agent in connection with such threatened or actual litigation prior to any disbursement hereunder (subject, as to MAXXAM, NL and the CMRT, to the Allocation Provision, as such term is defined in Section 3(h) below);

          g. MAXXAM, the CMRT and NL may jointly remove and replace the Escrow Agent at any time. If the Escrow Agent shall be removed as escrow agent by the parties or shall resign or otherwise cease to act as escrow agent, MAXXAM, the CMRT and NL shall mutually agree upon a successor which successor shall be deemed to be the Escrow Agent for all purposes of this Agreement. If a successor Escrow Agent has not been appointed and accepted such appointment by the end of the thirty (30) day period following such removal, resignation or cessation, the Escrow Agent may apply to any court in which it is permitted to commence litigation pursuant to Section 4(c), for the appointment of a successor Escrow Agent and deposit the Escrow Deposits with the then chief or presiding judge of such court (and upon so depositing such property and filing its complaint in interpleader, it shall be relieved of all liability under the terms hereof as to the property so deposited), and the reasonable costs and expenses and reasonable attorneys' fees which the Escrow Agent incurs in connection with such a proceeding shall be borne one-half by MAXXAM, one-quarter by the CMRT, and one-quarter by NL. The removal, resignation or other ceasing to act as escrow agent by the Escrow Agent or any successor thereto shall have no effect on this Agreement or any of the rights of the parties hereunder, all of which shall remain in full force and effect;

          h. the other parties to this Agreement hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, reasonable attorneys' fees and court costs, losses, costs, damages and claims, including but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party; provided that the foregoing joint and several indemnity shall not affect the liability of MAXXAM, the CMRT and NL, as among themselves, for the specified items for which the Escrow Agent is to be indemnified (which in the absence of fault by any of MAXXAM, the CMRT and/or NL, shall be one-half to MAXXAM, one-fourth to the CMRT and one-fourth to NL, and in the presence of fault by any of MAXXAM, the CMRT and/or NL, shall be as any court of competent jurisdiction specified in Section 4(c) decides; the "Allocation Provision"). It is express intent of each other party to this Agreement to indemnify and hold harmless the Indemnified Parties from their own negligent acts or omissions where permitted to do so by applicable law;

          i. MAXXAM, as to one half, the CMRT, as to one quarter, and NL, as to one quarter, hereby agree, upon execution by Escrow Agent of this Agreement, to pay Escrow Agent (A) an annual fee of $4,000.00 for its services hereunder in accordance with the fee schedule attached hereto, the first payment to be paid on the date hereof and successive payments being due on each anniversary date hereof, such fees being completely earned when due; and (B) all of Escrow Agent's out-of-pocket expenses reasonably incurred in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Agreement, including, without limitation, reasonable attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent; and

          j. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith, and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.


     4.   Miscellaneous.

          a. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered (including by Federal Express or other reputable courier service) or sent by facsimile transmission (with a confirming copy to be sent by next day delivery by Federal Express or other reputable, regularly operating courier service). Notices, demands and communications to MAXXAM, the CMRT, NL or the Escrow Agent will, unless another address is specified in writing, be sent to the respective address indicated on the signature page to this Agreement.

          b. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          c. Jurisdiction and Venue. The parties to this Agreement agree that any and all actions arising under or in respect of this Agreement (including, without limitation, the resolution of any dispute regarding the Escrow Deposits) shall be litigated exclusively in any federal or state court of competent jurisdiction located in the State of Delaware. By execution and delivery of this Agreement, each party to this Agreement irrevocably submits to the personal and exclusive jurisdiction of such courts for itself and in respect of the property escrowed hereunder with respect to such action. Each party to this Agreement agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action. The Escrow Agent need not be a party to any proceeding involving MAXXAM, the CMRT and/or NL. In any action in which the Escrow Agent asserts that one or more of MAXXAM, the CMRT or NL are jointly and severally liable for the obligations of MAXXAM, the CMRT or NL to the Escrow Agent under this Agreement, the Escrow Agent shall join in such suit all of MAXXAM, the CMRT and NL as a prerequisite for recovery against any one of them, and MAXXAM, the CMRT and NL agree to contribute to any other party against which such recovery is made in the proportions specified in the Allocation Provisions.

          d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

          e. Successors and Assigns. None of MAXXAM, the CMRT and NL shall (or shall agree to) assign, pledge, convey, hypothecate, grant a security interest in, or grant to any other party any rights under this Agreement, including without limitation any rights in or to the Escrow Deposits, without the prior written consent of the other parties, and this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          f. Specific Performance. The obligations of the parties hereto (including the Escrow Agent) are unique in that time is of the essence, and any delay in performance hereunder by any party will result in irreparable harm to the other parties hereto. Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction specified in
Section 4(c) hereof in order to enforce this Agreement or to prevent violations of the provisions hereof, and no party shall object to specific performance or injunctive relief as an appropriate remedy; provided, however, that nothing in this Section 4(f) is intended to prohibit any party from bringing an action for money damages for breach of this Agreement (either in lieu of or in addition to an action for specific performance and/or injunctive relief). The Escrow Agent acknowledges that its obligations, as well as the obligations of MAXXAM, the CMRT and NL hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

          g. Amendment, Waiver, etc. This Agreement may only be amended, modified, altered or revoked by a written instrument, signed by MAXXAM, the CMRT, and NL, provided that no amendment or modification to Section 3 hereof or which increases the duties or liabilities of the Escrow Agent will be made without the written consent of the Escrow Agent. MAXXAM, the CMRT and NL agree to give the Escrow Agent advance notice of any amendment or modification to this Agreement and to provide the Escrow Agent promptly with copies of any such amendment or modification. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or any other right.


          h. Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect

          i.   Costs, Expenses and Taxes.  Except as set forth in Section 3(f),
(g), (h) and (i) hereof, each party (other than the Escrow Agent) shall pay all of its own costs and expenses, including its legal fees, in connection with the performance of and compliance with this Agreement by such party. If an action or proceeding is commenced by a party to enforce or interpret any provision of this Agreement, the non-prevailing party or parties (other than the Escrow Agent) shall promptly reimburse the prevailing party or parties for the prevailing party or parties' reasonable costs and expenses of such action or proceeding, including reasonable attorneys fees. In all cases arising under this Agreement where any one or more or MAXXAM, the CMRT or NL have been held jointly and severally liable with some but less than all of the other parties to this Agreement to the Escrow Agent for any obligation under this Agreement, each other party to this Agreement (other to Escrow Agent) shall contribute to such liability in accordance with the Allocation Provision. The party or parties receiving any Net Earnings shall be responsible for any taxes owed in respect thereof.

          j. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          k. Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

          l. Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          m. Termination. This Agreement shall terminate upon release of the Escrow Deposits pursuant to Section 2(i) hereof; provided that Sections 3 and 4 shall survive such termination.


               [Remainder of this page left blank intentionally]


          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

"ESCROW AGENT"                     First Trust National Association


                         By:
                             ------------------------------------
                         Its:
                               ----------------------------------

                         First Trust National Association
                         180 East 5th Street, 2nd Floor
                         St. Paul, Minnesota  55101
                         Attention:  Rick Prokosch
                         Facsimile No.: (612) 244-0711

"MAXXAM"                                MAXXAM Inc.


                         By:
                             ------------------------------------
                         Its:
                               ----------------------------------

                         5847 San Felipe, Suite 2600
                         Houston, TX  77057
                         Attention:  Treasury Department
                         Facsimile No.: (713) 267-3704

                         with a copy to:
                         Attention: Corporate Secretary
                         Facsimile No.: (713) 267-3702
                         Taxpayer I.D. No.:  95-2078752

"THE CMRT"               The Combined Master Retirement Trust


                         By:
                             ------------------------------------
                         Its:
                               ----------------------------------

                         Three Lincoln Centre, Suite 1700
                         5430 LBJ Freeway
                         Dallas, TX  75240-2697
                         Facsimile No.: (972) 450-4278
                         Taxpayer I.D. No.: 75-2202890

                         with a copy to:
                         Consulting Fiduciaries, Inc.
                         2745 Riverwoods Road
                         Riverwoods, IL   60015
                         Attention:  David Heald
                         Facsimile No.:  847-945-5611

"NL"                     NL Industries, Inc.


                         By:
                             ------------------------------------
                         Its:
                               ----------------------------------

                         16825 Northchase Drive, Suite 1200
                         P.O. Box 4272
                         Houston, TX  77210-4272
                         Attention:  General Counsel
                         Facsimile No.: (281) 423-3333
                         Taxpayer I.D. No.: 13 5267260

                         with a copy to:
                         Corporate Treasurer
                         Facsimile No.: (212) 421-7209


                 [First Trust National Association Letterhead]



October 20, 1997





Ms. Delona Moore
MAXXAM Inc.
5847 San Felipe, Suite 2600
Houston, TX  77056

Re:  MAXXAM/NL/CMRT Escrow

Dear Ms. Moore:

Thank you for naming First Trust National Association as Escrow Agent. Our fees are as follows:

Escrow Agent
------------
One time acceptance fee                   $4,000.00
(includes first year fees)
Annual fee                                   750.00
(if not concluded by November 1, 1998)
Transaction fees @ $75.00 per trade

Extraordinary fees would be additional.

Again, thank you for this opportunity. I look forward to working with you on this transaction.

Sincerely,



/s/ Rick Prokosch
Rick Prokosch
Assistant Vice President
(612) 244-0721


                                   EXHIBIT B



     THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS INSTRUMENT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, WITHOUT THE EXPRESS WRITTEN CONSENT OF MAXXAM INC.



              NON-NEGOTIABLE SECURED PROMISSORY NOTE


Principal Amount
US $6,875,000                                   October ___, 1997


     FOR VALUE RECEIVED, MAXXAM INC., a Delaware corporation (the "Maker"), hereby promises to pay to NL INDUSTRIES, INC., a New Jersey corporation (the "Holder"), at its principal executive offices, 16825 Northchase Drive, Suite 1200, Houston, TX 77060 (subject to Section 1 below), the principal sum of Six Million Eight Hundred and Seventy-Five Thousand Dollars ($6,875,000), with interest thereon, which shall be due and payable as hereinafter provided.

     This Note is being issued and delivered by the Maker to the Holder as partial consideration for the Maker's purchase of 250,000 shares (the "Shares") of the Maker's common stock, $.50 par value, pursuant and subject to that certain Stock Purchase Agreement, dated the date hereof between the Maker and the Holder, and is secured under and subject to the Pledge and Custody Agreement, dated the date hereof among the Maker, the Holder and certain other parties (the "Pledge Agreement") in the form annexed hereto as Exhibit A. Capitalized terms not defined herein have the meanings given them in the Pledge Agreement.

     1. Interest. (A) Except as provided in Section 1(B) and subject to the next succeeding sentence, the Maker agrees to pay to the Holder interest from the date hereof accrued on the unpaid principal amount of this Note from time to time outstanding at the rate of 10% per annum, payable quarterly in arrears on December 31, 1997, March 31, 1998 and June 30, 1998 (each a "Payment Date") and upon the final payment in full of all unpaid principal of this Note; provided that interest in respect of the first interest period shall accrue as if this Note had been executed on September 30, 1997. Any interest due and payable on this Note prior to the Escrow Release Date (as such term is defined in that certain Escrow Agreement, dated the date hereof by the Maker, the Holder and certain other parties; the "Escrow Agreement") shall be paid to, and held by, the Escrow Agent (as such term is defined in the Escrow Agreement) pursuant to the terms of the Escrow Agreement. After the Principal Payment Date (as hereinafter defined), all past due principal and past due interest owed under this Note will bear interest at the rate of fifteen percent (15%) per annum.

          (B)(i)    Pursuant to the Pledge Agreement, the Maker has agreed that
(a) it will, at the Maker's expense, within 210 days after the date of the Pledge Agreement, use its reasonable best efforts to file the Shelf Registration Statement, covering the issuance or delivery and resales of the Pledged Shares,
(b) it shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Securities and Exchange Commission within 300 days after the date of the Pledge Agreement and (c) it will use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the Obligations have been satisfied in full. If the Maker fails to file the Shelf Registration Statement within 210 days after the date of the Pledge Agreement then, at such time, the per annum interest rate on this Note otherwise payable pursuant to Section 1(A) of this Note will increase by 100 basis points. Such increase will remain in effect until the date on which the Shelf Registration Statement is filed, on which date the interest rate on this Note will revert to the interest rate specified in Section 1(A) of this Note plus any increase in such interest rate pursuant to Section 2(B)(ii).

          (B)(ii) If the Shelf Registration Statement is not declared effective within 300 days after the date of the Pledge Agreement (including by reason of the Maker's failure to file the Shelf Registration Statement, then, at such time, the per annum interest rate on this Note (otherwise payable pursuant to Section 1(A) and 1(B)(i)) will increase by an additional 100 basis points. Such increase or increases will remain in effect until the date on which the Shelf Registration Statement is declared effective, on which date the interest rate on this Note will revert to the interest rate specified in Section 1(A) of this Note. However, if the Maker fails to keep the Shelf Registration Statement continuously effective pursuant to Section 7 of the Pledge Agreement, then at such time as the Shelf Registration Statement is no longer effective and until the earlier of (i) such date that the Shelf Registration Statement is again deemed effective or (ii) the Obligations are satisfied in full, the per annum interest rate on this Note otherwise payable pursuant to Section 1(A) of this Note will increase by an additional 100 basis points. The Maker will be permitted, however, to suspend the use of the Prospectus which forms a part of the Shelf Registration Statement as provided in the Pledge Agreement.

          (C) Notwithstanding Sections 1(A) and 1(B), in no event shall the rate of interest exceed the maximum rate permitted by applicable usury laws.

     2. Principal Payment. The Maker agrees to pay to the Holder the principal amount of this Note then outstanding, together with all unpaid interest accrued to that date, on the first anniversary date hereof (the "Principal Payment Date").

     3. Business Day. If the Principal Payment Date or any other Payment Date is not a business day, the payment due on that date shall be made on the next succeeding day that is a business day. For the purposes of this Note, the phrase "business day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Texas are authorized or required by law to be closed.

     4. Optional Prepayments. The Maker may, at its option, prepay the principal amount of this Note at any time in whole, or from time to time in such part as the Maker shall elect, with accrued interest on the amount prepaid to the date of prepayment, in each case without penalty or premium therefor. All prepayments shall be first applied to accrued and unpaid interest and then to principal.

     5. Methods of Payment. All payments of principal and interest on this Note shall be made in lawful money of the United States of America.

     6. Defaults. Any of the following shall constitute an Event of Default hereunder:

          (a) The Maker shall fail to pay any principal or interest due hereunder, which failure shall remain uncured for a period of five (5) business days after the same is due;

          (b) If any voluntary proceeding shall be commenced by the Maker under any chapter of the Federal Bankruptcy Code (the "Bankruptcy Code") or other law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors, or if the Maker has a proceeding commenced against it under the provisions of the Bankruptcy Code, which proceeding is not dismissed within ninety (90) days from the date on which it is commenced.

          (c) If the Maker admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of its creditors;

          (d)  The dissolution or other winding up of the Maker; or

          (e) The failure of Maker to perform in any material respect any of its obligations as Pledgor under the Pledge Agreement and the continuance of such failure for a period of (i) more than five (5) business days in the event of its obligations under Sections 4(b) and 8 of the Pledge Agreement, and (ii) more than twenty (20) business days in the event of any of its other obligations under the Pledge Agreement, after written notice is given to the Maker by the Holder, specifying such failure and requesting that it be remedied; provided, however, that with respect to any provision of the Pledge Agreement for which the Pledgor's performance is specified to occur on a stated day or within a stated number of days (other than Section 4(a) of the Pledge Agreement), then such day or number of days specified in the Pledge Agreement shall apply without enlargement by the grace periods provided in this Section 6(e).

          If any of the foregoing Events of Default shall occur and shall not have been remedied, the Holder may, at the sole option of the Holder, declare this Note to become immediately due and payable. The failure of the Holder to exercise the option described in the preceding sentence at any time shall not constitute a waiver of the Holder's right to exercise such option at any other time.

     7. Waiver of Notices, etc. The Maker hereby waives presentment, notice of demand for payment, protest, notice of dishonor and any other notice of any kind with respect to nonpayment of this Note.

     8. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

     9. Binding Effect; Assignment. All of the covenants, obligations, promises and agreements contained in this Note made by the Maker shall be binding upon its successors and assigns; notwithstanding the foregoing, neither the Holder nor the Maker shall assign, transfer, encumber or otherwise dispose of this Note or any portion thereof without the prior written consent of the other.

     10. Costs of Collection. In the event the Holder incurs costs in collecting on this Note, this Note is placed in the hands of any attorney for collection, suit is filed on this Note or if proceedings are had in bankruptcy, receivership, reorganization or other legal or judicial proceedings for collection, the Maker agrees to pay on demand to the Holder all reasonable expenses and costs of collection, including, but not limited to, reasonable attorneys' fees incurred in connection with any such collection, suit or proceeding, in each case to the extent that the Holder prevails in any such action for collection, suit or proceeding which is final and not subject to appeal or other reconsideration.

     IN WITNESS WHEREOF, the Maker has caused this instrument to be duly executed as of the day and year set forth above.

                                   MAXXAM INC.



                                   By:
                                        -------------------------
                                       Name:
                                       Title:



     THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS INSTRUMENT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, WITHOUT THE EXPRESS WRITTEN CONSENT OF MAXXAM INC.



              NON-NEGOTIABLE SECURED PROMISSORY NOTE


Principal Amount
US $28,249,375                                  October ___, 1997


     FOR VALUE RECEIVED, MAXXAM INC., a Delaware corporation (the "Maker"), hereby promises to pay to COMBINED MASTER RETIREMENT TRUST, a trust organized under the laws of Texas (the "Holder"), at its principal executive offices, Three Lincoln Centre, Suite 1700, 5430 LBJ Freeway, Dallas, TX 75240-2697 the principal sum of Twenty-Eight Million Two Hundred Forty Nine Thousand Three Hundred Seventy Five Dollars ($28,249,375), with interest thereon, which shall be due and payable as hereinafter provided.

     This Note is being issued and delivered by the Maker to the Holder as partial consideration for the Maker's purchase of 1,027,250 shares (the "Shares") of the Maker's common stock, $.50 par value, pursuant and subject to that certain Stock Purchase Agreement, dated the date hereof between the Maker and the Holder, and is secured under and subject to the Pledge and Custody Agreement, dated the date hereof among the Maker, the Holder and certain other parties (the "Pledge Agreement") in the form annexed hereto as Exhibit A. Capitalized terms not defined herein have the meanings given them in the Pledge Agreement.

     1. Interest. (A) Except as provided in Section 1(B) and subject to the next succeeding sentence, the Maker agrees to pay to the Holder interest from the date hereof accrued on the unpaid principal amount of this Note from time to time outstanding at the rate of 10% per annum, payable quarterly in arrears on December 31, 1997, March 31, 1998 and June 30, 1998 (each a "Payment Date") and upon the final payment in full of all unpaid principal of this Note; provided that interest in respect of the first interest period shall accrue as if this Note had been executed on September 30, 1997. Any interest due and payable on this Note prior to the Escrow Release Date (as such term is defined in that certain Escrow Agreement, dated the date hereof by the Maker, the Holder and certain other parties; the "Escrow Agreement") shall be paid to, and held by, the Escrow Agent (as such term is defined in the Escrow Agreement) pursuant to the terms of the Escrow Agreement. After the Principal Payment Date (as hereinafter defined), all past due principal and past due interest owed under this Note will bear interest at the rate of fifteen percent (15%) per annum.

          (B)(i)    Pursuant to the Pledge Agreement, the Maker has agreed that
(a) it will, at the Maker's expense, within 210 days after the date of the Pledge Agreement, use its reasonable best efforts to file the Shelf Registration Statement, covering the issuance or delivery and resales of the Pledged Shares,
(b) it shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Securities and Exchange Commission within 300 days after the date of the Pledge Agreement and (c) it will use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the Obligations have been satisfied in full. If the Maker fails to file the Shelf Registration Statement within 210 days after the date of the Pledge Agreement then, at such time, the per annum interest rate on this Note otherwise payable pursuant to Section 1(A) of this Note will increase by 100 basis points. Such increase will remain in effect until the date on which the Shelf Registration Statement is filed, on which date the interest rate on this Note will revert to the interest rate specified in Section 1(A) of this Note plus any increase in such interest rate pursuant to Section 2(B)(ii).

          (B)(ii) If the Shelf Registration Statement is not declared effective within 300 days after the date of the Pledge Agreement (including by reason of the Maker's failure to file the Shelf Registration Statement, then, at such time, the per annum interest rate on this Note (otherwise payable pursuant to Section 1(A) and 1(B)(i)) will increase by an additional 100 basis points. Such increase or increases will remain in effect until the date on which the Shelf Registration Statement is declared effective, on which date the interest rate on this Note will revert to the interest rate specified in Section 1(A) of this Note. However, if the Maker fails to keep the Shelf Registration Statement continuously effective pursuant to Section 7 of the Pledge Agreement, then at such time as the Shelf Registration Statement is no longer effective and until the earlier of (i) such date that the Shelf Registration Statement is again deemed effective or (ii) the Obligations are satisfied in full, the per annum interest rate on this Note otherwise payable pursuant to Section 1(A) of this Note will increase by an additional 100 basis points. The Maker will be permitted, however, to suspend the use of the Prospectus which forms a part of the Shelf Registration Statement as provided in the Pledge Agreement.

          (C) Notwithstanding Sections 1(A) and 1(B), in no event shall the rate of interest exceed the maximum rate permitted by applicable usury laws.

     2. Principal Payment. The Maker agrees to pay to the Holder the principal amount of this Note then outstanding, together with all unpaid interest accrued to that date, on the first anniversary date hereof (the "Principal Payment Date").

     3. Business Day. If the Principal Payment Date or any other Payment Date is not a business day, the payment due on that date shall be made on the next succeeding day that is a business day. For the purposes of this Note, the phrase "business day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Texas are authorized or required by law to be closed.

     4. Optional Prepayments. The Maker may, at its option, prepay the principal amount of this Note at any time in whole, or from time to time in such part as the Maker shall elect, with accrued interest on the amount prepaid to the date of prepayment, in each case without penalty or premium therefor. All prepayments shall be first applied to accrued and unpaid interest and then to principal.

     5. Methods of Payment. All payments of principal and interest on this Note shall be made in lawful money of the United States of America.

     6. Defaults. Any of the following shall constitute an Event of Default hereunder:

          (a) The Maker shall fail to pay any principal or interest due hereunder, which failure shall remain uncured for a period of five (5) business days after the same is due;

          (b) If any voluntary proceeding shall be commenced by the Maker under any chapter of the Federal Bankruptcy Code (the "Bankruptcy Code") or other law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors, or if the Maker has a proceeding commenced against it under the provisions of the Bankruptcy Code, which proceeding is not dismissed within ninety (90) days from the date on which it is commenced.

          (c) If the Maker admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of its creditors;

          (d)  The dissolution or other winding up of the Maker; or

          (e) The failure of Maker to perform in any material respect any of its obligations as Pledgor under the Pledge Agreement and the continuance of such failure for a period of (i) more than five (5) business days in the event of its obligations under Sections 4(b) and 8 of the Pledge Agreement, and (ii) more than twenty (20) business days in the event of any of its other obligations under the Pledge Agreement, after written notice is given to the Maker by the Holder, specifying such failure and requesting that it be remedied; provided, however, that with respect to any provision of the Pledge Agreement for which the Pledgor's performance is specified to occur on a stated day or within a stated number of days (other than Section 4(a) of the Pledge Agreement), then such day or number of days specified in the Pledge Agreement shall apply without enlargement by the grace periods provided in this Section 6(e).

          If any of the foregoing Events of Default shall occur and shall not have been remedied, the Holder may, at the sole option of the Holder, declare this Note to become immediately due and payable. The failure of the Holder to exercise the option described in the preceding sentence at any time shall not constitute a waiver of the Holder's right to exercise such option at any other time.

     7. Waiver of Notices, etc. The Maker hereby waives presentment, notice of demand for payment, protest, notice of dishonor and any other notice of any kind with respect to nonpayment of this Note.

     8. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

     9. Binding Effect; Assignment. All of the covenants, obligations, promises and agreements contained in this Note made by the Maker shall be binding upon its successors and assigns; notwithstanding the foregoing, neither the Holder nor the Maker shall assign, transfer, encumber or otherwise dispose of this Note or any portion thereof without the prior written consent of the other.

     10. Costs of Collection. In the event the Holder incurs costs in collecting on this Note, this Note is placed in the hands of any attorney for collection, suit is filed on this Note or if proceedings are had in bankruptcy, receivership, reorganization or other legal or judicial proceedings for collection, the Maker agrees to pay on demand to the Holder all reasonable expenses and costs of collection, including, but not limited to, reasonable attorneys' fees incurred in connection with any such collection, suit or proceeding, in each case to the extent that the Holder prevails in any such action for collection, suit or proceeding which is final and not subject to appeal or other reconsideration.

     IN WITNESS WHEREOF, the Maker has caused this instrument to be duly executed as of the day and year set forth above.

                                   MAXXAM INC.



                                   By:
                                        -------------------------
                                       Name:
                                       Title:




                                   EXHIBIT C


                   PLEDGE AND CUSTODY AGREEMENT




          PLEDGE AND CUSTODY AGREEMENT dated as of October ___, 1997 (the "Agreement"), by and among MAXXAM Inc., a Delaware corporation (the "Pledgor"), The Combined Master Retirement Trust, a trust organized under the laws of Texas (the "Pledgee"), and First Trust National Association (the "Bank"), as custodian (the "Custodian").

          Contemporaneously with the execution and delivery of this Agreement, the Pledgor has purchased 1,027,250 shares (the "Pledged Shares") of the Pledgor's common stock, $.50 par value per share (the "Common Stock"), from the Pledgee on the terms and subject to the conditions of (i) the Stock Purchase Agreement among the Pledgor, the Pledgee and NL Industries, Inc., a New Jersey corporation ("NL"), of even date herewith (the "Stock Purchase Agreement"), and
(ii) the Escrow Agreement among the Pledgor, the Pledgee, NL and the Bank, as escrow agent, of even date herewith (the "Escrow Agreement").

          Pursuant to the terms of the Stock Purchase Agreement, the Pledgee has delivered and surrendered to the Bank, as escrow agent (the "Escrow Agent"), the Pledged Shares sold to the Pledgor, and the Pledgor has delivered to the Escrow Agent, among other things, its Non-Negotiable Secured Promissory Note of even date herewith in the principal amount of $28,249,375 (the "Note") and an appropriate instrument of transfer duly endorsed by the Pledgor sufficient to transfer such Pledged Shares to the Pledgee (the "Stock Power") for the benefit of the Pledgee.

          Pursuant to the terms of the Escrow Agreement, the Escrow Agent may be instructed to release the Pledged Shares and the Note from the escrow provided for pursuant to the Escrow Agreement and to retain the Pledged Shares, the Note and the Stock Power, as Custodian, pursuant to the terms of this Agreement (the "Custodial Deposit").

          Pursuant to Sections 8 and 9 of this Agreement, Pledgor may be required to deposit with Custodian additional property to be held and administered by Custodian as required by this Agreement, which, if deposited, will become part of the Custodial Deposit.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Appointment of Custodian. Pursuant to the terms of Section 2(i)(A) of the Escrow Agreement, the Bank may be required to retain the Custodial Deposit, as Custodian, pursuant to the terms of this Agreement. The Pledgor and the Pledgee hereby designate and appoint the Custodian to serve in accordance with the terms and conditions of this Agreement, and the Custodian hereby agrees to act as such, upon the terms and conditions provided in this Agreement. This Agreement shall be effective as of the Escrow Release Date (as such term is defined in the Escrow Agreement).

          2. Grant of Security Interest. To secure the prompt and complete performance of its obligations to pay interest and principal on the Note in accordance with the terms thereof (the "Obligations"), the Pledgor hereby assigns to the Pledgee and grants to the Pledgee a first-priority security interest in all of Pledgor's right, title and interest in, to and under: (i) the Pledged Shares and the Stock Power, (ii) all additional securities to which the Pledgor is or becomes entitled by virtue of its ownership of the Pledged Shares as a result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, (iii) the Cash Deposit, as defined in Section 8, when and if made, (iv) the Additional Collateral, if any, as defined in Section 9; and (v) the proceeds from each of the foregoing (collectively, the "Collateral").

          3.   Release from Custody.

          (a) Except as provided in Section 8, if, for any reason, payment is made to the Custodian, acting in its capacity as Custodian, for the account of the Pledgee in respect of principal and/or interest under the Note, the Custodian shall remit such payment to Pledgee.

          (b) Upon the receipt of a written notice from the Pledgor (the "MAXXAM Notice") stating that the Pledgor has paid the Obligations in full, the Custodian shall deliver a copy of the MAXXAM Notice to the Pledgee.
     If, within three (3) business days after the delivery of the MAXXAM Notice by the Custodian to the Pledgee, the Pledgee does not deliver a written notice to the Custodian stating that the Pledgor has not paid the Obligations in full and objecting to the delivery of the Collateral to the Pledgor, then the Custodian shall deliver the Collateral and the Note (marked "CANCELLED AND PAID IN FULL") to the Pledgor, as instructed by the MAXXAM Notice. Pledgee shall also be obligated to deliver a copy of the notice delivered to the Custodian to Pledgor at the same time. Upon the receipt by the Pledgor of the Collateral and the Note pursuant to the terms of this Agreement, the Custodian shall be released from all claims, liabilities and obligations hereunder.

          (c) Upon the receipt of a written notice from the Pledgee (the "Pledgee Notice") stating that an Event of Default under the Note has occurred and is continuing, the Custodian shall deliver a copy of the Pledgee Notice to the Pledgor. If, within three (3) business days after the delivery of the Pledgee Notice by the Custodian to the Pledgor, the Pledgor does not deliver a written notice to the Custodian objecting to the delivery of the Collateral and the Note to the Pledgee because either (i) an Event of Default has not occurred or (ii) an Event of Default has occurred that is not continuing, then the Custodian shall deliver the Collateral and the Note to the Pledgee, as instructed by the Pledgee Notice, and the Pledgor and the Pledgee shall continue to comply with the terms of this Agreement. Pledgor shall also be obligated to deliver a copy of the notice delivered to the Custodian to Pledgee at the same time. Upon the receipt by the Pledgee of the Collateral and the Note pursuant to the terms of this Agreement, the Custodian shall be released from all claims, liabilities and obligations hereunder.

          (d) If at any time the Pledgor and the Pledgee shall instruct the Custodian to release all or any portion of the Collateral and/or the Note, the Custodian shall promptly release the Collateral and/or the Note in accordance with such instructions.

          4. Affirmative Covenants of the Pledgor. The Pledgor agrees that until the Obligations have been paid in full:

          (a) Financial Reports. The Pledgor shall provide to the Pledgee (i) unaudited quarterly consolidated financial statements of the Pledgor within 60 days after the end of each of the Pledgor's fiscal quarters (other than the fourth fiscal quarter), and (ii) audited annual consolidated financial statements of the Pledgor within 120 days after the end of each of the Pledgor's fiscal years, in each case in the form filed by the Pledgor with the Securities and Exchange Commission (the "Commission").

          (b)  Further Assurances, etc.   The Pledgor will promptly execute and
     deliver all further instruments, and take all further action, that may be reasonably necessary, or that the Pledgee may reasonably request, at any time, and from time to time, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral and, upon and during the continuance of an Event of Default under the Note, to cause the transfer agent for the Common Stock to register the Pledgee as the record owner of the Pledged Shares on the Pledgor's stockholders' list or similar registry for the Common Stock.

          (c) Status of Pledged Shares. The Pledged Shares shall constitute issued shares of Common Stock.

          5. Voting Rights; Dividends, etc. The Pledgee agrees that unless an Event of Default under the Note shall have occurred and be continuing, the Pledgee shall have no voting power or entitlement to cash dividends, if any, with respect to the Pledged Shares. Cash dividends, if any, paid on or with respect to the Pledged Shares subsequent to the Escrow Release Date shall be held (and invested and reinvested) by the Custodian as Collateral in accordance with the terms and conditions provided in this Agreement. Upon the occurrence and continuation of an Event of Default under the Note, and the Pledgee's notification of the Pledgor of its intention to exercise its voting power under this Section 5:

          (a) The Pledgee may exercise the voting power and all other incidental rights of ownership with respect to any Pledged Shares; and

          (b) The Pledgor shall promptly deliver to the Pledgee such other documents as may be reasonably necessary to allow the Pledgee to exercise such voting power.

The Pledgee agrees that unless an Event of Default under the Note shall have occurred and be continuing, the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (other than Pledged Shares which are non-voting) constituting Collateral and the Pledgee shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (other than the Pledged Shares which are non-voting as aforesaid) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of this Agreement. The Pledgor shall give the Pledgee written notice of its intention to cast any vote, give any consent, waiver, or ratification, or take any other action as provided in the preceding sentence. Absent any written response by the Pledgee to the contrary prior to the end of the fifth business day following receipt of such notice by the Pledgee, the Pledgor may cast any vote, give any consent, waiver, or ratification, or take any other such action without liability to the Pledgee.

          6. Certain Remedies. If any Event of Default under the Note shall have occurred and be continuing:

          (a) The Pledgee may, upon release of the Collateral by the Custodian, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "U.C.C.") as in effect in the State of Delaware (whether or not the U.C.C. applies to the affected Collateral) and also may, and in the case of the Pledged Shares shall, upon the notice and conditions specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and in each case for a price which is, and upon such other terms as are, commercially reasonable. The Pledgee may, to the extent permitted by Section 9-504 of the U.C.C., be the purchaser of any of the Collateral so sold and the obligations of the Pledgor to the Pledgee may be applied as a credit against the purchase price. The Pledgee shall provide the Pledgor at least seven (7) business days' prior notice to the Pledgor of the time and place of any public or private sale, which the Pledgor agrees is commercially reasonable notice. The Pledgee agrees that the Pledged Shares shall be put up for such a public or private sale and that the Pledgor and other persons designated by the Pledgor shall be entitled to participate in any such public or private sale of the Pledged Shares, or any adjournment thereof. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given unless the Obligations would be satisfied in full as a result of such sale and such sale shall be made for a price which is, and upon such other terms as are, commercially reasonable. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, upon further notice, be made at the time and place to which it was so adjourned. Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Pledgee or the Pledgor or Pledgor's designees) at any such sale shall hold the Collateral so sold free from any claims or rights, and the Pledgor hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

          (b)  The Pledgee may:

               (i) transfer all or any part of the Collateral into the name of the Pledgee or its nominee,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amount due or to become due thereunder,

               (iii)     take control of any proceeds of the Collateral, and

               (iv) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and

               (v) instruct (in the name, place and stead of the Pledgor) the transfer agent for the Pledged Shares to register the Pledgee as record owner of the Pledged Shares on the Pledgor's stockholders' list or similar share registry for the Common Stock.

          7.   Shelf Registration.

          (a) Within 210 days after the date of this Agreement, the Pledgor shall use its reasonable best efforts to prepare and file with the Commission a registration statement (on Form S-3 if available) covering the Pledgee's resale of the Pledged Shares (the "Shelf Registration Statement") pursuant to Section 6 of this Agreement (the "Shelf Registration"). Within 300 days after the date of this Agreement, the Pledgor shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective (the "Effective Date") under the Securities Act of 1933, as amended (the Securities Act") and shall use its reasonable best efforts to keep the Shelf Registration Statement effective until the earlier to occur of (a) the Obligations being satisfied in full, or (b) one year from the date of maturity of the Note (the "Shelf Registration Period").

          (b) In connection with the Shelf Registration, the following procedures shall apply:

          (i) The Pledgor shall furnish to the Pledgee, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to any prospectus included therein (the "Prospectus") and shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Pledgee reasonably may propose.

          (ii) The Pledgor shall use its reasonable best efforts to take such action as may be necessary so that (A) the Shelf Registration Statement and any amendment thereto and any Prospectus and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder, (B) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Prospectus and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, and (D) upon the written request of the Pledgee (which is hereby given) the Pledgor complies with Rule 153 of the Securities Act Rules.

          (iii)     The Pledgor promptly shall advise the Pledgee in writing:
          (A) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; (B) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Pledgor of any notification with respect to the suspension of the qualification of the Pledged Shares included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (E) when an event has occurred (but which writing need not be accompanied by details of such event) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (iv) The Pledgor shall use commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement, at the earliest possible time.

          (v) The Pledgor shall furnish to the Pledgee, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto actually filed with the Commission (including any reports or other documents incorporated therein by reference, other than exhibits incorporated therein by reference), including financial statements and schedules, and, if the Pledgee so requests in writing, all exhibits (excluding those incorporated by reference).

          (vi) The Pledgor shall, during the Shelf Registration Period, deliver to the Pledgee included within the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as the Pledgee may reasonably request; and, subject to the last sentence of subsection (ix) below, the Pledgor consents to the lawful use of the Prospectus or any amendment or supplement thereto by the Pledgee in connection with the offering and sale of the Pledged Shares covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

          (vii) Prior to any offering pursuant to the Shelf Registration Statement, the Pledgor shall use its reasonable best efforts to register or qualify or cooperate with the Pledgee and its counsel in connection with the registration or qualification of the Pledged Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the continental United States as the Pledgee reasonably requests in writing and do any and all other commercially reasonable acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Pledged Shares covered by such Shelf Registration Statement; provided, however, that the Pledgor will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (viii) The Pledgor shall cooperate with the Pledgee to facilitate the timely preparation and delivery of certificates representing the Pledged Shares to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as the Pledgee may reasonably request in connection with the sale of the Pledged Shares pursuant to such Shelf Registration Statement.

          (ix) Upon the occurrence of any event contemplated by paragraph (iii) above, the Pledgor shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Pledged Shares included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Pledgor notifies the Pledgee of the occurrence of any event contemplated by paragraph (iii) above, the Pledgee shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

          (x) The Pledgor may require the Pledgee selling Pledged Shares pursuant to the Shelf Registration Statement to furnish to the Pledgor such information regarding the Pledgee and the distribution of such the Pledged Shares as the Pledgor may from time to time reasonably require for inclusion in such Shelf Registration Statement.

          (xi) The Pledgor shall enter into such customary and reasonable agreements (including underwriting agreements in customary form) to take all other appropriate commercially reasonable actions reasonably necessary to expedite or facilitate the registration or the disposition of the Pledged Shares pursuant to the Shelf Registration Statement, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in this paragraph (b) (or such other customary and reasonable provisions and procedures acceptable to such underwriters, if any) with respect to all parties to be indemnified pursuant to this paragraph (b).

          (xii) The Pledgor shall (A) make reasonably available for inspection by the Pledgee, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Pledgee or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Pledgor and its subsidiaries provided that any such entity or person shall execute a customary confidentiality agreement; (B) cause the Pledgor's officers and employees to supply all relevant information reasonably requested by such Pledgee or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations provided that any such entity or person shall execute a customary confidentiality agreement; (C) make such representations and warranties to the Pledgee and the underwriters, if any, in form, substance and scope as are customarily made by the Pledgor to underwriters in primary underwritten offerings;
          (D) obtain opinions of counsel to the Pledgor (who may be the General Counsel of the Pledgor) and updates thereof (which counsel and opinions (in form, scope and substance) shall be customary and reasonably satisfactory to the underwriters, if any) addressed to each selling Pledgee and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Pledgee and underwriters (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the Effective Date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement concerning the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);
          (E) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Pledgor, addressed to the Pledgee and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (F) deliver such documents and certificates as may be reasonably requested by any such Pledgee and the underwriters, if any, including those to evidence compliance with any customary conditions contained in the underwriting agreement. The foregoing actions set forth in this paragraph (b) shall be performed at each closing under any underwritten offering to the extent required thereunder.

          (xiii) The Pledgor shall bear all fees and expenses incurred in connection with the performance of its obligations under this paragraph (b) and shall bear or reimburse the Pledgee for the reasonable fees and disbursements of one firm of counsel designated by the Pledgee to act as counsel for the Pledgee in connection therewith (the "Pledgee's Counsel"); provided however, that the Pledgor shall not be obligated to reimburse the Pledgee or incur expenses in excess of $50,000 in the aggregate for the Pledgee's Counsel plus the expenses arising from obtaining and delivering any legal opinions and "cold comfort" letters; provided, further, that the Pledgee shall be solely responsible for the payment of any commissions or discounts to brokers, underwriters, or other Persons incurred in connection with the disposition of such Pledgee's Pledged Shares.

          (xiv) In connection with the Shelf Registration Statement, the Pledgor agrees to indemnify and hold harmless the Pledgee and each person who controls any Pledgee within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (A) the Pledgor will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Pledgor by or on behalf of the Pledgee specifically for inclusion therein and (B) the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus relating to the Shelf Registration Statement shall not inure to the benefit of the Pledgee (or any person controlling such Pledgee) from whom the person asserting any such loss, claim, damage or liability purchases any of the securities that are the subject thereof if such person did not receive a copy of the final Prospectus (or the final Prospectus as supplemented) at or prior to the written confirmation of the sale of such Pledged Shares to such person and the untrue statement or alleged untrue statement or omission or alleged omission contained in the preliminary Prospectus was corrected in the final Prospectus (or the final Prospectus as supplemented). This indemnity agreement will be in addition to any liability that the Pledgor may otherwise have.

          (xv) The Pledgor also agrees to indemnify or contribute to Losses (as defined below) of any underwriters of Pledged Shares registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Pledgee provided in this paragraph (b) and shall, if requested by the Pledgee, enter into an underwriting agreement reflecting such agreement to indemnify.

          (xvi) The Pledgee agrees to indemnify and hold harmless the Pledgor, its officers and directors, and each person who controls the Pledgor within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Pledgor, but only with reference to losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (A) any written information relating to the Pledgee furnished by or on behalf of the Pledgee specifically for inclusion in the documents referred to in the foregoing indemnity, or (B) any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus relating to the Shelf Registration Statement that was corrected in the final Prospectus (or the final Prospectus as supplemented) if at or prior to the written confirmation of the sale of such Pledged Shares the purchaser failed to receive the final Prospectus (or the final Prospectus as supplemented). This indemnity agreement will be in addition to any liability that any Pledgee may otherwise have.

          (xvii) Promptly after receipt by an indemnified party under this paragraph (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this paragraph (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability it may have to any indemnified party unless such delay prejudices the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall use reasonable efforts to avoid duplication of work and expense by its counsel. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnified party shall, without the prior written consent of the indemnifying party, settle any pending or threatened action in respect of which indemnity is sought hereunder.

          (xviii)   In the event that the indemnity provided in this paragraph
          (b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall Pledgee be responsible, in the aggregate, for any amount in excess of the amount by which the net proceeds received by Pledgee from the sale of the Pledged Shares pursuant to the Shelf Registration Statement exceeds the amount of damages which such Pledgee has otherwise actually paid in respect of a claim for which indemnity is sought. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (b), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(b) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (b), each person who controls the Pledgee within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Pledgee, and each person who controls the Pledgor within the meaning of either the Securities Act or the Exchange Act, and each officer and director of the Pledgor shall have the same rights to contribution as the Pledgor, subject in each case to the applicable terms and conditions of this paragraph (b).

          (xix) The indemnification provisions of this paragraph (b) will remain in full force and effect, regardless of any investigation made by or on behalf of any Pledgee or Pledgor or any of the general partners, officers, directors, employees, agents or controlling persons referred to in this paragraph (b), and will survive the sale by a Pledgee of the Pledged Shares covered by the Shelf Registration Statement.

          (c) Pledgor shall apply for listing of all Pledged Shares on the American Stock Exchange and all other exchanges on which the Common Stock is then traded, and cause such listing to be effective upon notice of issuance.

          8. The Cash Deposit. If within 180 days after the date of this Agreement the Shelf Registration Statement has not been declared effective by the Commission, within two (2) business days after written notice of such fact by the Pledgee to the Pledgor, the Pledgor shall deposit with the Custodian cash by way of a wire transfer of $1,412,468.76 (the "Cash Deposit"). Until its release as described in the next sentence, the Cash Deposit shall constitute Collateral and shall be invested and reinvested by the Custodian in the same manner as provided in Section 2(d) of the Escrow Agreement, which Section is incorporated herein by reference. Upon written notice to the Custodian by the Pledgee and the Pledgor, the Cash Deposit, or any portion thereof, together with any earnings thereon, shall be returned by the Custodian to the Pledgor. The Pledgee and the Pledgor shall be obligated to give the notice required by the preceding sentence within two (2) business days after the Shelf Registration Statement has been declared effective by the Commission. Upon release of the Cash Deposit, or any portion thereof, as provided in this paragraph, such funds shall no longer constitute Collateral under this Agreement.

          9. Additional Collateral. The then current market value of any marketable securities pledged under this Agreement and the amount, if any, of the Cash Deposit (collectively, together with any earnings thereon and proceeds therefrom, the "Pledged Collateral") shall be maintained at not less than 110% of the remaining principal amount of the Note as set forth below. For purposes of this Agreement, the current market value of marketable securities shall, as of the date of each determination thereof, be based upon the average of the closing prices of such securities on the relevant national securities exchange in New York (or, if any such security is not traded on an exchange in New York, the place where such security is so traded) for the twenty (20) trading days immediately preceding the date of determination; in the event that such securities are traded on more than one exchange, such closing prices on the American Stock Exchange shall control. Should the then current market value of the Pledged Collateral be less than 110% of the remaining principal amount of the Note, Pledgor shall within 20 business days after Pledgee has notified Pledgor in writing of such deficiency either (a) reduce the remaining principal amount of the Note by the amount of such deficiency or (b) deliver to the Custodian for the benefit of the Pledgee additional collateral reasonably acceptable to Pledgee (the "Additional Collateral"), in either case so that the then aggregate current market value of the Pledged Collateral plus the Additional Collateral shall be not less than 110% of the remaining principal amount of the Note. At any time when the then aggregate current market value of the Pledged Collateral plus the Additional Collateral exceeds 110% of the remaining principal amount of the Note, Pledgee shall, within 10 business days after Pledgor has notified Pledgee in writing of such excess, instruct the Custodian to return to the Pledgor an amount of the Additional Collateral so that the then current market value of the Pledged Collateral plus the remaining Additional Collateral shall be not greater than 110% of the remaining principal amount of the Note.

          10. Incorporation by Reference. Section 3 of the Escrow Agreement ("Section 3") is hereby incorporated by reference in this Agreement provided that (a) references to the "Escrow Agent" in Section 3 shall be deemed to be references to the Custodian for purposes of this Agreement, (b) references to the "Escrow Deposits" in Section 3 shall be deemed to be references to the Custodial Deposit for purposes of this Agreement, (c) references to "Section 4(c)" in Section 3 shall be deemed to be references to Section 12(c) for purposes of this Agreement, (d) references to "Section 4(g)" in Section 3 shall be deemed to be references to Section 12(g) for purposes of this Agreement, and
(e) references to the term "items escrowed hereunder" in Section 3 shall be deemed to be references to the Custodial Deposit for purposes of this Agreement.

          11. Collateral Proceeds. If an Event of Default under the Note shall have occurred and be continuing, all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Pledgee against the Obligations, with the Pledgor remaining liable for any deficiency. Any surplus of such cash proceeds as well as any other Collateral (or proceeds thereof) held by the Pledgee and remaining after payment in full of all the Obligations, shall be paid over or transferred to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          12.  Miscellaneous.

               a. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered (including by Federal Express or other reputable courier service) or sent by facsimile transmission (with a confirming copy to be sent by next day delivery by Federal Express or other reputable courier service). Notices, demands and communications to the Pledgor, the Pledgee or the Custodian, will, unless another address is specified in writing, be sent to the respective address indicated below:

               If to the Custodian:

                    First Trust National Association
                    180 East 5th Street, 2nd Floor
                    St. Paul, Minnesota  55101
                    Attention:  Rick Prokosch
                    Facsimile No.: (612) 244-0711

               If to the Pledgor:

                    MAXXAM Inc.
                    5847 San Felipe, Suite 2600
                    Houston, Texas  77057
                    Attention:  Treasury Department
                    Facsimile No.:  (713) 267-3704

                    with a copy to:
                    Attention:  Corporate Secretary
                    Facsimile No.:  (713) 267-3702


               If to the Pledgee:

                    The Combined Master Retirement Trust
                    Three Lincoln Centre
                    Suite 1700, 5430 LBJ Freeway
                    Dallas, Texas   75240-2697
                    Attention: Harold C. Simmons
                    Facsimile No.: (972) 450-4278

                    with a copy to:
                    Consulting Fiduciaries, Inc.
                    2745 Riverwoods Road
                    Riverwoods, IL   60015
                    Attention:  David Heald
                    Facsimile No.:  847-945-5611

               b. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

               c. Jurisdiction and Venue. The parties to this Agreement agree that any and all actions arising under or in respect of this Agreement (including, without limitation, the resolution of any dispute regarding the Custodial Deposit) shall be litigated exclusively in any federal or state court of competent jurisdiction located in the State of Delaware. By execution and delivery of this Agreement, each party to this Agreement irrevocably submits to the personal and exclusive jurisdiction of such courts for itself and in respect of its property which is subject to this Agreement with respect to such action. Each party to this Agreement agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action.

               d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same agreement.

               e. Successors and Assigns. The Pledgor and the Pledgee shall not assign or agree to assign or grant to any other party any rights under this Agreement, including without limitation any rights in or to the Custodial Deposit, without the prior written consent of the Pledgor and the Pledgee, and this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

               f. Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The obligations of the parties hereto (including the Custodian) are unique in that time is of the essence, and any delay in performance hereunder by any party will result in irreparable harm to the other parties hereto. Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction specified in Section 12(c) hereof in order to enforce this Agreement or to prevent violations of the provisions hereof, and no party shall object to specific performance or injunctive relief as an appropriate remedy; provided, however, that nothing in this Section 12(f) is intended to prohibit any party from bringing an action for money damages for breach of this Agreement (either in lieu of or in addition to an action for specific performance and/or injunctive relief). The Custodian acknowledges that its obligations, as well as the obligations of the Pledgor and the Pledgee hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

               g. Amendment, Waiver, etc. This Agreement may only be amended, modified, altered or revoked by a written instrument, signed by the Pledgor and the Pledgee. The Pledgor and the Pledgee agree to give the Custodian advance notice of any amendment or modification to this Agreement and to provide the Custodian promptly with copies of any such amendment or modification. Except with respect to Sections 3(b) and (c) hereto, no failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or of any other right.

               h. Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

               i. Entire Agreement. This Agreement, together with the Note of even date herewith, the Escrow Agreement, and the Stock Purchase Agreement, sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

               j. Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              THE PLEDGOR:

                              MAXXAM INC.


                              By:
                                   ------------------------------
                              Title:


                              THE PLEDGEE:

                              THE COMBINED MASTER
                              RETIREMENT TRUST


                              By:
                                   ------------------------------
                              Title:


                              FIRST TRUST NATIONAL ASSOCIATION



                              By:
                                   ------------------------------
                              Title:

                   PLEDGE AND CUSTODY AGREEMENT




          PLEDGE AND CUSTODY AGREEMENT dated as of October ___, 1997 (the "Agreement"), by and among MAXXAM Inc., a Delaware corporation (the "Pledgor"), NL Industries, Inc., a New Jersey corporation (the "Pledgee"), and First Trust National Association (the "Bank"), as custodian (the "Custodian").

          Contemporaneously with the execution and delivery of this Agreement, the Pledgor has purchased 250,000 shares (the "Pledged Shares") of the Pledgor's common stock, $.50 par value per share (the "Common Stock"), from the Pledgee on the terms and subject to the conditions of (i) the Stock Purchase Agreement among the Pledgor, the Pledgee and The Combined Master Retirement Trust, a trust organized under the laws of Texas (the "CMRT"), of even date herewith (the "Stock Purchase Agreement"), and (ii) the Escrow Agreement among the Pledgor, the Pledgee, CMRT and the Bank, as escrow agent, of even date herewith (the "Escrow Agreement").

          Pursuant to the terms of the Stock Purchase Agreement, the Pledgee has delivered and surrendered to the Bank, as escrow agent (the "Escrow Agent"), the Pledged Shares sold to the Pledgor, and the Pledgor has delivered to the Escrow Agent, among other things, its Non-Negotiable Secured Promissory Note of even date herewith in the principal amount of $6,875,000 (the "Note") and an appropriate instrument of transfer duly endorsed by the Pledgor sufficient to transfer such Pledged Shares to the Pledgee (the "Stock Power") for the benefit of the Pledgee.

          Pursuant to the terms of the Escrow Agreement, the Escrow Agent may be instructed to release the Pledged Shares and the Note from the escrow provided for pursuant to the Escrow Agreement and to retain the Pledged Shares, the Note and the Stock Power, as Custodian, pursuant to the terms of this Agreement (the "Custodial Deposit").

          Pursuant to Sections 8 and 9 of this Agreement, Pledgor may be required to deposit with Custodian additional property to be held and administered by Custodian as required by this Agreement, which, if deposited, will become part of the Custodial Deposit.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Appointment of Custodian. Pursuant to the terms of Section 2(i)(A) of the Escrow Agreement, the Bank may be required to retain the Custodial Deposit, as Custodian, pursuant to the terms of this Agreement. The Pledgor and the Pledgee hereby designate and appoint the Custodian to serve in accordance with the terms and conditions of this Agreement, and the Custodian hereby agrees to act as such, upon the terms and conditions provided in this Agreement. This Agreement shall be effective as of the Escrow Release Date (as such term is defined in the Escrow Agreement).

          2. Grant of Security Interest. To secure the prompt and complete performance of its obligations to pay interest and principal on the Note in accordance with the terms thereof (the "Obligations"), the Pledgor hereby assigns to the Pledgee and grants to the Pledgee a first-priority security interest in all of Pledgor's right, title and interest in, to and under: (i) the Pledged Shares and the Stock Power, (ii) all additional securities to which the Pledgor is or becomes entitled by virtue of its ownership of the Pledged Shares as a result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, (iii) the Cash Deposit, as defined in Section 8, when and if made, (iv) the Additional Collateral, if any, as defined in Section 9; and (v) the proceeds from each of the foregoing (collectively, the "Collateral").

          3.   Release from Custody.

          (a) Except as provided in Section 8, if, for any reason, payment is made to the Custodian, acting in its capacity as Custodian, for the account of the Pledgee in respect of principal and/or interest under the Note, the Custodian shall remit such payment to Pledgee.

          (b) Upon the receipt of a written notice from the Pledgor (the "MAXXAM Notice") stating that the Pledgor has paid the Obligations in full, the Custodian shall deliver a copy of the MAXXAM Notice to the Pledgee.
     If, within three (3) business days after the delivery of the MAXXAM Notice by the Custodian to the Pledgee, the Pledgee does not deliver a written notice to the Custodian stating that the Pledgor has not paid the Obligations in full and objecting to the delivery of the Collateral to the Pledgor, then the Custodian shall deliver the Collateral and the Note (marked "CANCELLED AND PAID IN FULL") to the Pledgor, as instructed by the MAXXAM Notice. Pledgee shall also be obligated to deliver a copy of the notice delivered to the Custodian to Pledgor at the same time. Upon the receipt by the Pledgor of the Collateral and the Note pursuant to the terms of this Agreement, the Custodian shall be released from all claims, liabilities and obligations hereunder.

          (c) Upon the receipt of a written notice from the Pledgee (the "Pledgee Notice") stating that an Event of Default under the Note has occurred and is continuing, the Custodian shall deliver a copy of the Pledgee Notice to the Pledgor. If, within three (3) business days after the delivery of the Pledgee Notice by the Custodian to the Pledgor, the Pledgor does not deliver a written notice to the Custodian objecting to the delivery of the Collateral and the Note to the Pledgee because either (i) an Event of Default has not occurred or (ii) an Event of Default has occurred that is not continuing, then the Custodian shall deliver the Collateral and the Note to the Pledgee, as instructed by the Pledgee Notice, and the Pledgor and the Pledgee shall continue to comply with the terms of this Agreement. Pledgor shall also be obligated to deliver a copy of the notice delivered to the Custodian to Pledgee at the same time. Upon the receipt by the Pledgee of the Collateral and the Note pursuant to the terms of this Agreement, the Custodian shall be released from all claims, liabilities and obligations hereunder.

          (d) If at any time the Pledgor and the Pledgee shall instruct the Custodian to release all or any portion of the Collateral and/or the Note, the Custodian shall promptly release the Collateral and/or the Note in accordance with such instructions.

          4. Affirmative Covenants of the Pledgor. The Pledgor agrees that until the Obligations have been paid in full:

          (a) Financial Reports. The Pledgor shall provide to the Pledgee (i) unaudited quarterly consolidated financial statements of the Pledgor within 60 days after the end of each of the Pledgor's fiscal quarters (other than the fourth fiscal quarter), and (ii) audited annual consolidated financial statements of the Pledgor within 120 days after the end of each of the Pledgor's fiscal years, in each case in the form filed by the Pledgor with the Securities and Exchange Commission (the "Commission").

          (b)  Further Assurances, etc.   The Pledgor will promptly execute and
     deliver all further instruments, and take all further action, that may be reasonably necessary, or that the Pledgee may reasonably request, at any time, and from time to time, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral and, upon and during the continuance of an Event of Default under the Note, to cause the transfer agent for the Common Stock to register the Pledgee as the record owner of the Pledged Shares on the Pledgor's stockholders' list or similar registry for the Common Stock.

          (c) Status of Pledged Shares. The Pledged Shares shall constitute issued shares of Common Stock.

          5. Voting Rights; Dividends, etc. The Pledgee agrees that unless an Event of Default under the Note shall have occurred and be continuing, the Pledgee shall have no voting power or entitlement to cash dividends, if any, with respect to the Pledged Shares. Cash dividends, if any, paid on or with respect to the Pledged Shares subsequent to the Escrow Release Date shall be held (and invested and reinvested) by the Custodian as Collateral in accordance with the terms and conditions provided in this Agreement. Upon the occurrence and continuation of an Event of Default under the Note, and the Pledgee's notification of the Pledgor of its intention to exercise its voting power under this Section 5:

          (a) The Pledgee may exercise the voting power and all other incidental rights of ownership with respect to any Pledged Shares; and

          (b) The Pledgor shall promptly deliver to the Pledgee such other documents as may be reasonably necessary to allow the Pledgee to exercise such voting power.

The Pledgee agrees that unless an Event of Default under the Note shall have occurred and be continuing, the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (other than Pledged Shares which are non-voting) constituting Collateral and the Pledgee shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (other than the Pledged Shares which are non-voting as aforesaid) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of this Agreement. The Pledgor shall give the Pledgee written notice of its intention to cast any vote, give any consent, waiver, or ratification, or take any other action as provided in the preceding sentence. Absent any written response by the Pledgee to the contrary prior to the end of the fifth business day following receipt of such notice by the Pledgee, the Pledgor may cast any vote, give any consent, waiver, or ratification, or take any other such action without liability to the Pledgee.

          6. Certain Remedies. If any Event of Default under the Note shall have occurred and be continuing:

          (a) The Pledgee may, upon release of the Collateral by the Custodian, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "U.C.C.") as in effect in the State of Delaware (whether or not the U.C.C. applies to the affected Collateral) and also may, and in the case of the Pledged Shares shall, upon the notice and conditions specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and in each case for a price which is, and upon such other terms as are, commercially reasonable. The Pledgee may, to the extent permitted by Section 9-504 of the U.C.C., be the purchaser of any of the Collateral so sold and the obligations of the Pledgor to the Pledgee may be applied as a credit against the purchase price. The Pledgee shall provide the Pledgor at least seven (7) business days' prior notice to the Pledgor of the time and place of any public or private sale, which the Pledgor agrees is commercially reasonable notice. The Pledgee agrees that the Pledged Shares shall be put up for such a public or private sale and that the Pledgor and other persons designated by the Pledgor shall be entitled to participate in any such public or private sale of the Pledged Shares, or any adjournment thereof. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given unless the Obligations would be satisfied in full as a result of such sale and such sale shall be made for a price which is, and upon such other terms as are, commercially reasonable. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, upon further notice, be made at the time and place to which it was so adjourned. Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Pledgee or the Pledgor or Pledgor's designees) at any such sale shall hold the Collateral so sold free from any claims or rights, and the Pledgor hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

          (b)  The Pledgee may:

               (i) transfer all or any part of the Collateral into the name of the Pledgee or its nominee,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amount due or to become due thereunder,

               (iii)     take control of any proceeds of the Collateral, and

               (iv) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and
               (v) instruct (in the name, place and stead of the Pledgor) the transfer agent for the Pledged Shares to register the Pledgee as record owner of the Pledged Shares on the Pledgor's stockholders' list or similar share registry for the Common Stock.

          7.   Shelf Registration.

          (a) Within 210 days after the date of this Agreement, the Pledgor shall use its reasonable best efforts to prepare and file with the Commission a registration statement (on Form S-3 if available) covering the Pledgee's resale of the Pledged Shares (the "Shelf Registration Statement") pursuant to Section 6 of this Agreement (the "Shelf Registration"). Within 300 days after the date of this Agreement, the Pledgor shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective (the "Effective Date") under the Securities Act of 1933, as amended (the Securities Act") and shall use its reasonable best efforts to keep the Shelf Registration Statement effective until the earlier to occur of (a) the Obligations being satisfied in full, or (b) one year from the date of maturity of the Note (the "Shelf Registration Period").

          (b) In connection with the Shelf Registration, the following procedures shall apply:

          (i) The Pledgor shall furnish to the Pledgee, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to any prospectus included therein (the "Prospectus") and shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Pledgee reasonably may propose.

          (ii) The Pledgor shall use its reasonable best efforts to take such action as may be necessary so that (A) the Shelf Registration Statement and any amendment thereto and any Prospectus and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder, (B) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Prospectus and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, and (D) upon the written request of the Pledgee (which is hereby given) the Pledgor complies with Rule 153 of the Securities Act Rules.

          (iii)     The Pledgor promptly shall advise the Pledgee in writing:
          (A) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; (B) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Pledgor of any notification with respect to the suspension of the qualification of the Pledged Shares included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (E) when an event has occurred (but which writing need not be accompanied by details of such event) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (iv) The Pledgor shall use commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement, at the earliest possible time.

          (v) The Pledgor shall furnish to the Pledgee, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto actually filed with the Commission (including any reports or other documents incorporated therein by reference, other than exhibits incorporated therein by reference), including financial statements and schedules, and, if the Pledgee so requests in writing, all exhibits (excluding those incorporated by reference).

          (vi) The Pledgor shall, during the Shelf Registration Period, deliver to the Pledgee included within the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as the Pledgee may reasonably request; and, subject to the last sentence of subsection (ix) below, the Pledgor consents to the lawful use of the Prospectus or any amendment or supplement thereto by the Pledgee in connection with the offering and sale of the Pledged Shares covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.
          (vii) Prior to any offering pursuant to the Shelf Registration Statement, the Pledgor shall use its reasonable best efforts to register or qualify or cooperate with the Pledgee and its counsel in connection with the registration or qualification of the Pledged Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the continental United States as the Pledgee reasonably requests in writing and do any and all other commercially reasonable acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Pledged Shares covered by such Shelf Registration Statement; provided, however, that the Pledgor will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (viii) The Pledgor shall cooperate with the Pledgee to facilitate the timely preparation and delivery of certificates representing the Pledged Shares to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as the Pledgee may reasonably request in connection with the sale of the Pledged Shares pursuant to such Shelf Registration Statement.

          (ix) Upon the occurrence of any event contemplated by paragraph (iii) above, the Pledgor shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Pledged Shares included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Pledgor notifies the Pledgee of the occurrence of any event contemplated by paragraph (iii) above, the Pledgee shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

          (x) The Pledgor may require the Pledgee selling Pledged Shares pursuant to the Shelf Registration Statement to furnish to the Pledgor such information regarding the Pledgee and the distribution of such the Pledged Shares as the Pledgor may from time to time reasonably require for inclusion in such Shelf Registration Statement.

          (xi) The Pledgor shall enter into such customary and reasonable agreements (including underwriting agreements in customary form) to take all other appropriate commercially reasonable actions reasonably necessary to expedite or facilitate the registration or the disposition of the Pledged Shares pursuant to the Shelf Registration Statement, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in this paragraph (b) (or such other customary and reasonable provisions and procedures acceptable to such underwriters, if any) with respect to all parties to be indemnified pursuant to this paragraph (b).

          (xii) The Pledgor shall (A) make reasonably available for inspection by the Pledgee, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Pledgee or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Pledgor and its subsidiaries provided that any such entity or person shall execute a customary confidentiality agreement; (B) cause the Pledgor's officers and employees to supply all relevant information reasonably requested by such Pledgee or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations provided that any such entity or person shall execute a customary confidentiality agreement; (C) make such representations and warranties to the Pledgee and the underwriters, if any, in form, substance and scope as are customarily made by the Pledgor to underwriters in primary underwritten offerings;
          (D) obtain opinions of counsel to the Pledgor (who may be the General Counsel of the Pledgor) and updates thereof (which counsel and opinions (in form, scope and substance) shall be customary and reasonably satisfactory to the underwriters, if any) addressed to each selling Pledgee and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Pledgee and underwriters (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the Effective Date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement concerning the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);
          (E) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Pledgor, addressed to the Pledgee and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (F) deliver such documents and certificates as may be reasonably requested by any such Pledgee and the underwriters, if any, including those to evidence compliance with any customary conditions contained in the underwriting agreement. The foregoing actions set forth in this paragraph (b) shall be performed at each closing under any underwritten offering to the extent required thereunder.

          (xiii) The Pledgor shall bear all fees and expenses incurred in connection with the performance of its obligations under this paragraph (b) and shall bear or reimburse the Pledgee for the reasonable fees and disbursements of one firm of counsel designated by the Pledgee to act as counsel for the Pledgee in connection therewith (the "Pledgee's Counsel"); provided however, that the Pledgor shall not be obligated to reimburse the Pledgee or incur expenses in excess of $50,000 in the aggregate for the Pledgee's Counsel plus the expenses arising from obtaining and delivering any legal opinions and "cold comfort" letters; provided, further, that the Pledgee shall be solely responsible for the payment of any commissions or discounts to brokers, underwriters, or other Persons incurred in connection with the disposition of such Pledgee's Pledged Shares.

          (xiv) In connection with the Shelf Registration Statement, the Pledgor agrees to indemnify and hold harmless the Pledgee and each person who controls any Pledgee within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (A) the Pledgor will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Pledgor by or on behalf of the Pledgee specifically for inclusion therein and (B) the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus relating to the Shelf Registration Statement shall not inure to the benefit of the Pledgee (or any person controlling such Pledgee) from whom the person asserting any such loss, claim, damage or liability purchases any of the securities that are the subject thereof if such person did not receive a copy of the final Prospectus (or the final Prospectus as supplemented) at or prior to the written confirmation of the sale of such Pledged Shares to such person and the untrue statement or alleged untrue statement or omission or alleged omission contained in the preliminary Prospectus was corrected in the final Prospectus (or the final Prospectus as supplemented). This indemnity agreement will be in addition to any liability that the Pledgor may otherwise have.

          (xv) The Pledgor also agrees to indemnify or contribute to Losses (as defined below) of any underwriters of Pledged Shares registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Pledgee provided in this paragraph (b) and shall, if requested by the Pledgee, enter into an underwriting agreement reflecting such agreement to indemnify.

          (xvi) The Pledgee agrees to indemnify and hold harmless the Pledgor, its officers and directors, and each person who controls the Pledgor within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Pledgor, but only with reference to losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (A) any written information relating to the Pledgee furnished by or on behalf of the Pledgee specifically for inclusion in the documents referred to in the foregoing indemnity, or (B) any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus relating to the Shelf Registration Statement that was corrected in the final Prospectus (or the final Prospectus as supplemented) if at or prior to the written confirmation of the sale of such Pledged Shares the purchaser failed to receive the final Prospectus (or the final Prospectus as supplemented). This indemnity agreement will be in addition to any liability that any Pledgee may otherwise have.

          (xvii) Promptly after receipt by an indemnified party under this paragraph (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this paragraph (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability it may have to any indemnified party unless such delay prejudices the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall use reasonable efforts to avoid duplication of work and expense by its counsel. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnified party shall, without the prior written consent of the indemnifying party, settle any pending or threatened action in respect of which indemnity is sought hereunder.

          (xviii)   In the event that the indemnity provided in this paragraph
          (b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall Pledgee be responsible, in the aggregate, for any amount in excess of the amount by which the net proceeds received by Pledgee from the sale of the Pledged Shares pursuant to the Shelf Registration Statement exceeds the amount of damages which such Pledgee has otherwise actually paid in respect of a claim for which indemnity is sought. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (b), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(b) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (b), each person who controls the Pledgee within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Pledgee, and each person who controls the Pledgor within the meaning of either the Securities Act or the Exchange Act, and each officer and director of the Pledgor shall have the same rights to contribution as the Pledgor, subject in each case to the applicable terms and conditions of this paragraph (b).

          (xix) The indemnification provisions of this paragraph (b) will remain in full force and effect, regardless of any investigation made by or on behalf of any Pledgee or Pledgor or any of the general partners, officers, directors, employees, agents or controlling persons referred to in this paragraph (b), and will survive the sale by a Pledgee of the Pledged Shares covered by the Shelf Registration Statement.

          (c) Pledgor shall apply for listing of all Pledged Shares on the American Stock Exchange and all other exchanges on which the Common Stock is then traded, and cause such listing to be effective upon notice of issuance.

          8. The Cash Deposit. If within 180 days after the date of this Agreement the Shelf Registration Statement has not been declared effective by the Commission, within two (2) business days after written notice of such fact by the Pledgee to the Pledgor, the Pledgor shall deposit with the Custodian cash by way of a wire transfer of $343,750.00 (the "Cash Deposit"). Until its release as described in the next sentence, the Cash Deposit shall constitute Collateral and shall be invested and reinvested by the Custodian in the same manner as provided in Section 2(d) of the Escrow Agreement, which Section is incorporated herein by reference. Upon written notice to the Custodian by the Pledgee and the Pledgor, the Cash Deposit, or any portion thereof, together with any earnings thereon, shall be returned by the Custodian to the Pledgor. The Pledgee and the Pledgor shall be obligated to give the notice required by the preceding sentence within two (2) business days after the Shelf Registration Statement has been declared effective by the Commission. Upon release of the Cash Deposit, or any portion thereof, as provided in this paragraph, such funds shall no longer constitute Collateral under this Agreement.

          9. Additional Collateral. The then current market value of any marketable securities pledged under this Agreement and the amount, if any, of the Cash Deposit (collectively, together with any earnings thereon and proceeds therefrom, the "Pledged Collateral") shall be maintained at not less than 110% of the remaining principal amount of the Note as set forth below. For purposes of this Agreement, the current market value of marketable securities shall, as of the date of each determination thereof, be based upon the average of the closing prices of such securities on the relevant national securities exchange in New York (or, if any such security is not traded on an exchange in New York, the place where such security is so traded) for the twenty (20) trading days immediately preceding the date of determination; in the event that such securities are traded on more than one exchange, such closing prices on the American Stock Exchange shall control. Should the then current market value of the Pledged Collateral be less than 110% of the remaining principal amount of the Note, Pledgor shall within 20 business days after Pledgee has notified Pledgor in writing of such deficiency either (a) reduce the remaining principal amount of the Note by the amount of such deficiency or (b) deliver to the Custodian for the benefit of the Pledgee additional collateral reasonably acceptable to Pledgee (the "Additional Collateral"), in either case so that the then aggregate current market value of the Pledged Collateral plus the Additional Collateral shall be not less than 110% of the remaining principal amount of the Note. At any time when the then aggregate current market value of the Pledged Collateral plus the Additional Collateral exceeds 110% of the remaining principal amount of the Note, Pledgee shall, within 10 business days after Pledgor has notified Pledgee in writing of such excess, instruct the Custodian to return to the Pledgor an amount of the Additional Collateral so that the then current market value of the Pledged Collateral plus the remaining Additional Collateral shall be not greater than 110% of the remaining principal amount of the Note.

          10. Incorporation by Reference. Section 3 of the Escrow Agreement ("Section 3") is hereby incorporated by reference in this Agreement provided that (a) references to the "Escrow Agent" in Section 3 shall be deemed to be references to the Custodian for purposes of this Agreement, (b) references to the "Escrow Deposits" in Section 3 shall be deemed to be references to the Custodial Deposit for purposes of this Agreement, (c) references to "Section 4(c)" in Section 3 shall be deemed to be references to Section 12(c) for purposes of this Agreement, (d) references to "Section 4(g)" in Section 3 shall be deemed to be references to Section 12(g) for purposes of this Agreement, and
(e) references to the term "items escrowed hereunder" in Section 3 shall be deemed to be references to the Custodial Deposit for purposes of this Agreement.

          11. Collateral Proceeds. If an Event of Default under the Note shall have occurred and be continuing, all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Pledgee against the Obligations, with the Pledgor remaining liable for any deficiency. Any surplus of such cash proceeds as well as any other Collateral (or proceeds thereof) held by the Pledgee and remaining after payment in full of all the Obligations, shall be paid over or transferred to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          12.  Miscellaneous.

               a. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered (including by Federal Express or other reputable courier service) or sent by facsimile transmission (with a confirming copy to be sent by next day delivery by Federal Express or other reputable courier service). Notices, demands and communications to the Pledgor, the Pledgee or the Custodian, will, unless another address is specified in writing, be sent to the respective address indicated below:

               If to the Custodian:

                    First Trust National Association
                    180 East 5th Street, 2nd Floor
                    St. Paul, Minnesota  55101
                    Attention:  Rick Prokosch
                    Facsimile No.: (612) 244-0711

               If to the Pledgor:

                    MAXXAM Inc.
                    5847 San Felipe, Suite 2600
                    Houston, Texas  77057
                    Attention:  Treasury Department
                    Facsimile No.:  (713) 267-3704

                    with a copy to:
                    Attention:  Corporate Secretary
                    Facsimile No.:  (713) 267-3702

               If to the Pledgee:

                    NL Industries, Inc.
                    16825 Northchase Drive, Suite 1200
                    Houston, Texas  77210-4272
                    Facsimile No.: (281) 423-3333

                    with a copy to:
                    Corporate Treasurer
                    Facsimile No.:  (212) 421-7209


               b. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

               c. Jurisdiction and Venue. The parties to this Agreement agree that any and all actions arising under or in respect of this Agreement (including, without limitation, the resolution of any dispute regarding the Custodial Deposit) shall be litigated exclusively in any federal or state court of competent jurisdiction located in the State of Delaware. By execution and delivery of this Agreement, each party to this Agreement irrevocably submits to the personal and exclusive jurisdiction of such courts for itself and in respect of its property which is subject to this Agreement with respect to such action. Each party to this Agreement agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action.

               d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same agreement.

               e. Successors and Assigns. The Pledgor and the Pledgee shall not assign or agree to assign or grant to any other party any rights under this Agreement, including without limitation any rights in or to the Custodial Deposit, without the prior written consent of the Pledgor and the Pledgee, and this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

               f. Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The obligations of the parties hereto (including the Custodian) are unique in that time is of the essence, and any delay in performance hereunder by any party will result in irreparable harm to the other parties hereto. Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction specified in Section 12(c) hereof in order to enforce this Agreement or to prevent violations of the provisions hereof, and no party shall object to specific performance or injunctive relief as an appropriate remedy; provided, however, that nothing in this Section 12(f) is intended to prohibit any party from bringing an action for money damages for breach of this Agreement (either in lieu of or in addition to an action for specific performance and/or injunctive relief). The Custodian acknowledges that its obligations, as well as the obligations of the Pledgor and the Pledgee hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

               g. Amendment, Waiver, etc. This Agreement may only be amended, modified, altered or revoked by a written instrument, signed by the Pledgor and the Pledgee. The Pledgor and the Pledgee agree to give the Custodian advance notice of any amendment or modification to this Agreement and to provide the Custodian promptly with copies of any such amendment or modification. Except with respect to Sections 3(b) and (c) hereto, no failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or of any other right.

               h. Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

               i. Entire Agreement. This Agreement, together with the Note of even date herewith, the Escrow Agreement, and the Stock Purchase Agreement, sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

               j. Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                              THE PLEDGOR:

                              MAXXAM INC.


                              By:
                                   ------------------------------
                              Title:


                              THE PLEDGEE:

                              NL INDUSTRIES, INC.


                              By:
                                   ------------------------------
                              Title:


                              FIRST TRUST NATIONAL ASSOCIATION



                              By:
                                   ------------------------------
                              Title:

                                   EXHIBIT D

                                  STOCK POWER

          FOR VALUE RECEIVED, the undersigned,
hereby sells, assigns and transfers to
                                 (         ) shares of the common stock, par
value $0.50 per share, of MAXXAM, Inc., a Delaware corporation, standing in the name of the undersigned on the books of said corporation and represented by Stock Certificate No.(s)
 .

          The undersigned does hereby make, constitute and appoint attorney-in-fact to so transfer the said stock on the books of MAXXAM, Inc. and for said purpose to make and execute all necessary instruments of assignment and transfer of the said stock and to substitute one or more persons with like full power, hereby verifying and confirming all that said attorney or substitutes shall lawfully do by virtue hereof.

          IN WITNESS WHEREOF, this Stock Power has been executed by the
undersigned this         day of            , 19  .


                              -----------------------------------


                              By
                                  -------------------------------

                              Printed Name:
                                             ------------------
                              Title:
                                      ---------------------------

(Medallion Guarantee)